SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                                 ----------------

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                          MISSION WEST PROPERTIES, INC.
                (Name of Registrant as Specified In Its Charter)
             -------------------------------------------------------
      (Name of Person (s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
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[ ]  Fee paid previously with preliminary materials
[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          MISSION WEST PROPERTIES, INC.

                               10050 Bandley Drive
                           Cupertino, California 95014







Dear Stockholder,

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of MISSION WEST PROPERTIES, INC. (the "Company") to be held on November 24, 2004 at 10:00 a.m., Pacific time, at the Company's offices at 10050 Bandley Drive, Cupertino, California 95014.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2004 Annual Meeting of Stockholders and Proxy Statement. Also included is a Proxy Card and postage paid envelope.

     Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed Proxy Card, or vote in accordance with the instructions set forth on the Proxy Card. This will ensure your proper representation at the Annual Meeting.



                                                       Sincerely,

                                                       /s/ Carl E. Berg

                                                       Carl E. Berg
                                                       Chairman of the Board and
                                                       Chief Executive Officer








                             YOUR VOTE IS IMPORTANT.
                 PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

                          MISSION WEST PROPERTIES, INC.

                               10050 Bandley Drive
                               Cupertino, CA 95014

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 24, 2004


To the Stockholders of Mission West Properties, Inc.:

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Mission West Properties, Inc., a Maryland corporation (the "Company"), will be held at the Company's offices at 10050 Bandley Drive, Cupertino, California 95014 on November 24, 2004 at 10:00 a.m., Pacific time, for the following purposes:

     1. To elect five members of the board of directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. The nominees are Carl E. Berg, John C. Bolger, William A. Hasler, Lawrence B. Helzel, and Raymond V. Marino.

     2. To approve (i) the adoption of the Company's 2004 Equity Incentive Plan, (ii) the transfer to the 2004 Equity Incentive Plan of up to 3,991,089 remaining shares available for grant under the 1997 Stock Option Plan; (iii) the transfer of up to 767,000 shares subject to outstanding options under the 1997 Stock Option Plan if they expire unexercised; and (iv) the material terms of the 2004 Equity Incentive Plan and the performance goals thereunder for purposes of Internal Revenue Code Section 162(m).

     3. To ratify the appointment of the accounting firm of BDO Seidman, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2004.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

     The board of directors has fixed the close of business on August 31, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such stockholders will be available for inspection at the principal office of the Company.

     All stockholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the Proxy Card. A return addressed envelope is enclosed for your convenience. Any stockholder attending the Annual Meeting may vote in person even though the stockholder has returned a proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Raymond V. Marino
                                              ----------------------------------
                                              Raymond V. Marino
                                              Secretary
Cupertino, California
October 22, 2004

                          MISSION WEST PROPERTIES, INC.
                               10050 Bandley Drive
                           Cupertino, California 95014
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the board of directors of Mission West Properties, Inc., a Maryland corporation (the "Company"), of proxies, in the accompanying form, to be used at the 2004 Annual Meeting of Stockholders to be held at 10050 Bandley Drive, Cupertino, California 95014 on November 24, 2004, at 10:00 a.m., Pacific time, and any postponement or adjournments thereof (the "Annual Meeting").

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about October 25, 2004 to all stockholders of the Company's Common Stock entitled to notice of and to vote at the Annual Meeting.

                       SOLICITATION AND VOTING PROCEDURES

     Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or before the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.001 per share ("Common Stock"), is necessary to constitute a quorum at the Annual Meeting. Holders of Common Stock are entitled to one vote per share on all matters.

     Assuming the presence of a quorum, for Proposal No. 1 the affirmative vote of a plurality of the votes cast at the Annual Meeting and entitled to vote is required to elect the directors, and the five nominees who receive the most votes will be elected to the Company's board of directors. An affirmative vote of the holders of a majority of votes cast affirmatively or negatively at the Annual Meeting is necessary for Approval of Proposal No. 2 to approve and adopt the 2004 Equity Incentive Plan and to reserve a maximum of up to 3,991,089 shares of Common Stock for issuance under the terms of such Plan, which shares are to be transferred from the 1997 Stock Option Plan. An affirmative vote of the holders of a majority of the votes cast affirmatively or negatively at the Annual Meeting also is necessary for approval of Proposal No. 3 to ratify the appointment of the Company's independent registered public accounting firm for the fiscal 2004 audit. All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy is properly executed and is received by the Company before the close of voting at the Annual Meeting or any adjournment or postponement thereof. If no choice has been specified, a properly executed and timely proxy will be voted for the board's five nominees and for Proposal No. 2 and for Proposal No. 3, which are described in detail elsewhere in this Proxy Statement.

     The Company will tabulate stockholder votes, and an officer of the Company will tabulate votes cast in person at the Annual Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present. Abstentions will not be counted as votes cast at the Annual Meeting with respect to any proposal and will have no effect on the result of the vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner (i.e., in "street name") does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. If the nominee broker properly and timely requests instructions from the beneficial owner and does not receive them, under applicable rules the broker has discretionary authority to vote on certain routine matters such as the election of directors in Proposal No. 1 and the ratification of the Company's independent registered public accounting firm in Proposal No.3. American Stock Exchange ("AMEX"), New York Stock Exchange, and NASD rules prohibit member organizations and brokers from exercising discretionary authority with respect to non-routine matters such as the adoption or amendment of an equity compensation plan as provided in Proposal No. 2. Thus, if your shares are held in "street name" by a broker nominee that is subject to such rules, your shares will be voted in favor of Proposal No. 2 only if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of this proposal.

     The close of business on August 31, 2004 has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. As of that date, the Company had 18,072,691 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the record date will be entitled to one vote for each share of Common Stock held.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of

Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation.

     The Company's Annual Report on Form 10-K for the year ended December 31, 2003 is being mailed to the stockholders with this Proxy Statement.


                      VOTING ELECTRONICALLY OR BY TELEPHONE

     A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may authorize and direct your vote of those shares by calling the telephone number which appears on your voting form or though the Internet in accordance with instructions set forth on the voting form. The authorization to vote your shares through the ADP program must be received by midnight on November 23, 2004.

     The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to communicate their authorization of a proxy to vote their shares and to confirm that their instructions have been properly recorded. The Company has been advised by its counsel that the procedures that have been put in place are consistent with the requirements of applicable law. Stockholders communicating voting authorization via the Internet through ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that would be borne by the stockholder.



                             REVOCABILITY OF PROXIES

     You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation, requests for additional copies of the Annual Report and Proxy Statement, and related correspondence to: Mission West Properties, Inc., 10050 Bandley Drive, Cupertino, California 95014, Attention: Secretary. Requests for additional copies of the Annual Report and Proxy Statement may also be made by calling the Company at (408) 725-0700.

                                   MANAGEMENT

                        DIRECTORS AND EXECUTIVE OFFICERS

     The names of the Company's executive officers and directors as of August 31, 2004 and certain information about them are set forth below:

       Name                                       Age           Positions with the Company
       ----                                       ---           --------------------------
       Carl E. Berg                                67           Chairman of the Board, Chief Executive Officer and Director
       Raymond V. Marino                           46           President, Chief Operating Officer and Director
       Wayne N. Pham                               35           Vice President of Finance and Controller
       John C. Bolger (1)                          58           Director
       William A. Hasler (1)                       62           Director
       Lawrence B. Helzel (1)                      56           Director

     (1) Member of the Audit Committee, the Compensation Committee and the Independent Directors Committee.

     The following is a biographical summary of the business experience of the Company's executive officers and directors:

     Mr. Berg has served as Chairman of the Board and Chief Executive Officer of the Company since September 1997. Since 1979, Mr. Berg has been a general partner of Berg & Berg Developers and has been a director and officer of Berg & Berg Enterprises, Inc. since its inception. Mr. Berg is a private investor and is also a director of Monolithic System Technology, Inc., Focus Enhancements, Inc., and Valence Technology, Inc.

     Mr. Marino joined the Company in June 2001 as President and Chief Operating Officer and was appointed by the board of directors to fill a newly created board seat in July 2001. From November 1996 to August 2000, he was President, Chief Executive Officer and a member of the board of directors of Pacific Gateway Properties, Inc.

     Mr. Pham joined the Company in March 2000 as Controller and was promoted to Vice President of Finance in October 2000. From September 1995 to July 1999, he was Corporate Accountant and Accounting Manager at AvalonBay Communities, Inc., a multi-family apartment REIT.

     Mr. Bolger became a director of the Company in March 1998. Mr. Bolger is a private investor and certified public accountant. He is the retired Vice President of Finance and Administration of Cisco Systems, Inc., a manufacturer of computer networking systems, a position that he held from May 1989 to December 1992. Mr. Bolger is also a director of Integrated Device Technology, Inc., Sanmina-SCI Corporation, Wind River Systems, Inc., and Micromuse, Inc.

     Mr. Hasler became a director of the Company in December 1998. For seven years, Mr. Hasler was Dean of the Haas School of Business at the University of California, Berkeley, and is a former vice chairman and director of KPMG LLP. In 1998, he retired as Dean Emeritus and became Co-CEO of Aphton Corporation, a public pharmaceutical company. Mr. Hasler recently stepped down from his position as Co-CEO of Aphton Corporation and assumed the role of Vice-Chairman of the Board. Mr. Hasler is also the Chairman of the board of directors of Solectron Corporation and a director of Aphton Corporation, Technical Olympic USA, Inc., Ditech Communications Network, DMC Stratex Networks, Inc. and Genitope Corporation. He is a public governor of the Pacific Stock and Options Exchange and a trustee of the Schwab Funds.

     Mr. Helzel became a director of the Company in December 1998. Mr. Helzel is a private investor and a general partner of Helzel Kirshman, L.P., a private investment partnership, a position which he has held for more than five years.

CODE OF ETHICS

     The Company has adopted a code of ethics that applies to all of its employees. The code of ethics is available on the Company's website www.missionwest.com. If the Company makes any substantive amendments to the code of ethics or grants any waiver, including any implicit waiver, from a provision of the code to the Company's Chief Executive Officer, President and Chief Operating Officer, Vice President of Finance or Controller, or persons performing similar functions, where such amendment or waiver is required to be disclosed under applicable SEC rules, the Company intends to disclose the nature of such amendment or waiver on its website.

NUMBER, TERM AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for a board of directors consisting of five directors. Each director serves for a term of one year or until the next annual meeting at which directors are elected and the director's successor is elected and qualified.

MEETINGS OF DIRECTORS

     Under the Company's Articles of Amendment and Restatement, or Charter, Bylaws and contracts with the "Berg Group," which consists of Carl E. Berg,
Clyde J. Berg, the members of their respective immediate families, and affiliated entities owning limited partnership interests, or O.P. Units, in any of the Company's four operating partnerships, the Berg Group has special rights with respect to meetings of the board of directors. A quorum for any meeting requires the presence of Carl E. Berg, or in the event of his death, disability or other event which results in his ceasing to be director, the presence of someone who Mr. Berg has designated to replace him ("Berg Designee"). With written consent from Mr. Berg or the Berg Designee, meetings of the board of directors may be held without the presence of either of them. Mr. Berg is obligated to submit a written statement identifying the Berg Designee to the Company from time to time and may amend the statement at his sole discretion. In addition, a majority of the board of directors, which must include Mr. Berg or the Berg Designee, is required for approval of any amendment to the Charter or Bylaws and any merger, consolidation or sale of all or substantially all of the Company's assets or those of the Operating Partnerships. These special provisions will remain in effect as long as the Berg Group collectively owns at least 15% of the Company's voting stock computed on a diluted, or "Fully Diluted", basis taking into account all voting stock issuable upon the exercise of all outstanding warrants, options, convertible securities and other rights to acquire voting stock of the Company, and all O.P. Units exchangeable or redeemable for common stock or other voting stock of ours without regard to any percentage ownership limit set forth in the Charter or Bylaws, or by agreement.

COMPENSATION OF DIRECTORS

     The Company pays each director who is not an officer or employee of ours a fee for serving as director. The annual fee is equal to $15,000 plus $1,000 for attendance (in person or by telephone) at each meeting of the board of directors, excluding committee meetings. Officers who are also directors do not receive any directors' fees.

     Each non-employee member of the board of directors who became or becomes a member of the board of directors after November 10, 1997, the date on which the 1997 Stock Option Plan was approved by the Company's stockholders, automatically receives a grant of an option to purchase 50,000 shares of common stock at an exercise price equal to 100% of the fair market value of the common stock at the date of grant of such option upon joining the board of directors. Such options become exercisable cumulatively with respect to 1/48th of the underlying shares on the first day of each month following the date of grant. Generally, the options must be exercised while the optionee remains a director.

     Under the 2004 Equity Incentive Plan, which the stockholders are being asked to approve at this meeting and is attached as Appendix II to this Proxy Statement, the board of directors may authorize annual option grants or awards to non-employee directors in the board's discretion as long as the number of shares or equivalent number of underlying shares of common stock in the case of certain awards, does not exceed 50,000 per year. In addition, the full board of directors, acting through a disinterested majority, may authorize additional shares to a director who performs significant additional tasks as the chair of a board of directors committee or otherwise provides extraordinary service to the board. Stockholder approval of the 2004 Equity Incentive Plan includes approval of the director option grants authorized under that plan. In the event of certain acquisitions representing the transfer of more than 50% of the voting power of the Company's stock, all options and awards to non-employee directors will fully vest under that plan.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The Company's board of directors has standing Independent Directors, Audit and Compensation Committees. All three of these committees have the same three members: John C. Bolger, William A. Hasler and Lawrence B. Helzel. Each one is independent within the meaning of AMEX's Listing Standards, Policies and Requirements.

     The Independent Directors Committee is responsible for reviewing and acting upon proposed transactions between the Company and members of the Berg Group under the terms of certain agreements between the Company and such Berg Group members. See "Certain Relationships and Related Transactions." The meetings of this committee occur at the same time as the Audit Committee meetings.

     The Audit Committee has been established in accordance with section 3(a)(58)(A) of the Securities Exchange Act. The Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. The Audit Committee has the authority and responsibility to select, evaluate, and where appropriate, replace the Company's independent registered accounting firm. The board of directors has determined that Mr. Bolger, the Chairman of the Audit Committee, and Mr. Hasler are each an "audit committee financial expert" in accordance with applicable SEC rules. The Audit Committee also reviews the scope of the annual audit fees to be paid to the Company's independent registered public accounting firm, the performance of that firm, the audit report of the Company's consolidated financial statements following completion of the audit and the accounting practices of the Company with respect to internal accounting and financial controls.

     During the year ended December 31, 2003, there were four meetings of the board of directors and five meetings of the Audit Committee and Independent Directors Committee. Four of the five directors attended 100% of the total number of meetings of the board of directors. One director attended three of the four meetings of the board of directors. Each of the directors attended 100% of the meetings of the committees of the board of directors of which he is a member.

     The  board  of  directors  has  delegated  to  the  Compensation  Committee responsibility for reviewing, recommending and approving its compensation policies and benefits programs, including the compensation of Carl E. Berg, Chairman of the Board and Chief Executive Officer, and the Company's other two executive officers. The Compensation Committee also has the principal responsibility for the administration of the Company's stock option plan, including approving stock option grants to executive officers.

     The board of directors does not believe that a nominating committee is necessary because all the independent directors currently serve on the Independent Directors, Audit and Compensation Committees, and any additional committee of independent directors would consist of the same individuals. The Berg Group has the right to designate two nominees to the board of directors under the Company's Charter and Bylaws. Currently, Mr. Berg is the only nominee proposed by the Berg Group. The three current independent directors, Messrs. Bolger, Hasler and Helzel have been designated by the board to review the qualifications of all other candidates for director and to give their recommendations to the entire board of directors, which reviews and approves nominations for election to the board of directors at the next annual meeting of stockholders. The independent directors will give director candidates proposed by stockholders the same consideration as other proposed candidates.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     Stockholders who desire to communicate with the board, or to a specific director, may do so by delivering the communication addressed to either the board of directors or any director, c/o Mission West Properties, Inc., 10050 Bandley Drive, Cupertino, California 95014. These communications will be delivered to the board, or any individual director, as specified.

     The Company has a policy that each director should make every reasonable effort to attend each annual meeting of stockholders. At the Company's 2003 annual meeting of stockholders, two of the Company's directors were in attendance.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and all other executive officers of the Company (collectively the "named executive officers"), for the years ended December 31, 2003, 2002 and 2001.


                                                                                                 Long-Term
                                                                                                Compensation
                                                               Annual Compensation                 Awards
                                                    -------------------------------------------  -----------
                                                                                                 Securities
                                                                               Other Annual      Underlying      All Other
         Name and Principal Position        Year      Salary      Bonus      Compensation (1)      Options      Compensation
       ---------------------------------  --------  ----------  ---------  --------------------  -----------  ----------------

       Carl E. Berg                         2003     $100,000    $    --         $22,500                --            --
       Chairman of the Board and Chief      2002      100,000         --          22,500                --            --
       Executive Officer                    2001      100,000         --          22,500                --            --

       Raymond V. Marino (2)                2003      200,000         --          30,000           375,000            --
       President and Chief Operating        2002      200,000         --          29,000                --            --
       Officer                              2001      116,667         --              --                --            --

       Wayne N. Pham                        2003      112,500         --          16,875           152,000            --
       Vice President and Controller        2002       94,000         --          14,100                --            --
                                            2001       94,000         --          14,100                --            --

     (1)  Consists of the Company's employer contribution to 401(k) plan.
     (2)  Mr. Marino joined the Company in June 2001.


OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant stock options to purchase any shares of Common Stock to any named executive officer with respect to the fiscal year ended December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2003 held by the named executive officers, and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such options and the fiscal year-end value of the Company's Common Stock. There were no option exercises by any of the named executive officers during the fiscal year ended December 31, 2003.

                                                                        Number of Securities          Value of the Unexercised
                                                                       Underlying Unexercised         In-The-Money Options at
                                         Shares                      Options at December 31, 2003      December 31, 2003 (1)
                                      Acquired on       Value       ----------------------------- ------------------------------
                    Name                Exercise       Realized      Exercisable   Unexercisable   Exercisable    Unexercisable
        ---------------------------- -------------- --------------- ------------- --------------- -------------  ---------------

        Carl E. Berg                       --             N/A            N/A           N/A             N/A            N/A

        Raymond V. Marino                  --             N/A          166,667       208,333        $270,001        $337,499

        Wayne N. Pham                      --             N/A          128,000        24,000        $345,100        $27,300


     (1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $12.95, the closing market price per share of the Company's Common Stock as reported on the American Stock Exchange on December 31, 2003, the last trading day for the year.

                                 SHARE OWNERSHIP

     The following table sets forth certain information as of August 31, 2004, concerning the ownership of Common Stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each current member of the board of directors of the Company, (iii) each named executive officer and (iv) all current directors and executive officers of the Company as a group.

     The Company has relied on information supplied by its officers, directors and certain shareholders and on information contained in filings with the SEC.


                                                                                                   Percent of All
                                                                                                     Shares of
                                                                                                   Common Stock
                                                                                                     (Assuming       Percent of All
                                             Number of Shares   Percent of                          Exchange of     Shares of Common
Name                                           Beneficially    All Shares of   Number of O.P.       Holder's O.P.   Stock/O.P. Units
                                                Owned (1)      Common Stock       Units               Units)(2)         (1)(2)
------------------------------------------------------------------------------------------------------------------------------------
Executive Officers and Directors:
Carl E. Berg                                          __               *          44,888,441 (3)(13) 71.30%            42.96%
   Chairman of the Board, Chief Executive
   Officer and Director
Raymond V. Marino                                  248,880 (4)       1.38%             __             1.38%               *
   President, Chief Operating Officer and
Director
Wayne N. Pham                                      146,000 (5)         *               __               *                 *
   Vice President of Finance and Controller
John C. Bolger, Director                            54,222 (6)         *               __               *                 *
   96 Sutherland Drive
   Atherton, CA 94027
William A. Hasler, Director                         46,000 (7)         *               __               *                 *
   c/o Aphton Corporation
   1 Market Street, Spear Tower, Ste. 1850
   San Francisco, CA 94105
Lawrence B. Helzel, Director                       219,500 (8)       1.21%             __             1.21%               *
   c/o Helzel Kirshman, LP
   5550 Redwood Road, Suite 4
   Oakland, CA 94619
5% Stockholders:
Cohen & Steers Capital Management, Inc.            2,339,500 (9)     12.94%            __            12.94%             2.24%
   757 Third Avenue
   New York, NY 10017
Neuberger Berman, LLC                              2,419,523 (10)    13.39%            __            13.39%             2.32%
Neuberger Berman, Inc.
   605 Third Avenue
   New York, NY 10158
Ingalls & Snyder, LLC                              2,749,556 (11)    15.21%            __            15.21%             2.63%
   61 Broadway
   New York, NY 10006
Clyde J. Berg                                         __               *          43,478,470 (12)(13)70.64%            41.61%
   c/o Berg & Berg Developers
   10050 Bandley Drive
   Cupertino, CA  95014
Berg & Berg Enterprises, Inc. (15)                    __               *          10,789,383         37.38%            10.33%
   10050 Bandley Drive
   Cupertino, CA  95014
Thelmer G. Aalgaard                                   __               *           1,854,225          9.31%             1.77%
   c/o Berg & Berg Developers
   10050 Bandley Drive
   Cupertino, CA  95014
John T. Kontrabecki                                   __               *           1,755,761          8.85%             1.68%
   2755 Campus Drive, Suite 100
   San Mateo, CA  94403
All Directors and Officers as a group (6 persons)  714,602 (14)       3.95%       44,888,441 (12)    72.43%            43.64%



* Less than 1%.

     (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes securities which such person has the right to acquire beneficial ownership within 60 days of August 31, 2004. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Common Stock percentage ownership interest calculations are based on 18,072,691 shares outstanding as of August 31, 2004 and excluding all shares of Common Stock issuable upon the exercise of outstanding options other than the shares so issuable within 60 days under options held by the named person. Common Stock/O.P. Units percentage ownership interest calculations are based on 104,490,886 shares of Common Stock and O.P. Units exchangeable for Common Stock as of August 31, 2004.

     (2) Assumes O.P. Units are exchanged for shares of Common Stock without regard to (i) whether such O.P. Units may be exchanged for shares of Common Stock within 60 days of August 31, 2004, and (ii) certain ownership limit provisions set forth in the Company's Articles of Amendment and Restatement.

     (3) Includes O.P. Units in which Mr. Berg has a pecuniary interest because of his status as a limited partner in the operating partnerships. Also includes an additional 10,789,383, 196,428, and 169,131 shares of Common Stock held by or issuable on exchange of O.P. Units beneficially owned by Berg & Berg Enterprises, Inc., Berg & Berg Enterprises, LLC, and West Coast Venture Capital, Inc. respectively. Mr. Berg disclaims beneficial interest in any shares or O.P. Units deemed beneficially owned by Kara Ann Berg, his daughter, and the 1981 Kara Ann Berg Trust.

     (4) Includes 218,750 shares of Common Stock issuable on exercise of options. Does not include 156,250 unvested shares of Common Stock issuable on exercise of options that are not exercisable within 60 days.

     (5) Includes 146,000 shares of Common Stock issuable on exercise of options. Does not include 6,000 unvested shares of Common Stock issuable on exercise of options that are not exercisable within 60 days.

     (6) Includes 32,000 shares of Common Stock issuable on exercise of options.

     (7) Includes 32,000 shares of Common Stock issuable on exercise of options.

     (8) Includes 32,000 shares of Common Stock issuable on exercise of options.

     (9) Cohen & Steers Capital Management, Inc. is the beneficial owner on behalf of other persons. No such person is known to have an interest in more than 5% of the Common Stock reported. Amount based on the filing of Schedule 13G on February 17, 2004.

     (10) Neuberger Berman, LLC & Neuberger Berman, Inc. is the beneficial owner on behalf of other persons. One employee, Dan McCarthy, has an interest in 5.7% of the Common Stock reported. No other person is known to have an interest in more than 5% of the Common Stock reported. Amount based on the filing of Schedule 13G on February 9, 2004.

     (11) Ingalls & Snyder, LLC is the beneficial owner on behalf of other persons. No such person is known to have an interest in more than 5% of the Common Stock reported. Amount based on the filing of Schedule 13G on August 9, 2004.

     (12) Includes O.P. Units in which Mr. Berg has a pecuniary interest because of his status as a limited partner in the operating partnerships. Also includes L.P. Units held by Mr. Berg as trustee of the 1981 Kara Ann Berg Trust and an additional 10,789,383 shares of Common Stock held by or issuable on exchange of O.P. Units beneficially owned by Berg & Berg Enterprises, Inc. This does not include any share deemed beneficially owned by Sonya L. Berg and Sherri L. Berg, his daughters, as to which he disclaims beneficial ownership.

     (13) Carl E. Berg is an executive officer and director and Clyde J. Berg is a director of Berg & Berg Enterprises, Inc. With members of their immediate families, the Messrs. Berg beneficially owns, directly and indirectly, all of the O.P. Units of Berg & Berg Enterprises, Inc.

     (14) Current officers and directors include Carl E. Berg, Raymond V. Marino, Wayne N. Pham, John C. Bolger, William A. Hasler, and Lawrence
          B. Helzel. See Notes 3 through 8.

CONTRACTUAL AND OTHER CONTROL ARRANGEMENTS

     SPECIAL BOARD VOTING PROVISIONS. The Charter and Bylaws provide substantial control rights for the Berg Group. These rights include a requirement that Mr. Berg or his designee as director approve certain fundamental corporate actions, including amendments to the Charter and Bylaws and any merger, consolidation or sale of all or substantially all of the Company's assets. In addition, the Bylaws provide that a quorum necessary to hold a valid meeting of the board of directors must include Mr. Berg or his designee. The rights described in the two preceding sentences apply only as long as the Berg Group members and their affiliates, other than the Company and the Operating Partnerships, beneficially own, in the aggregate, at least 15% of the outstanding shares of common stock on a Fully Diluted basis. In addition, directors representing more than 75% of the entire board of directors must approve other significant transactions, such as incurring debt above certain amounts, acquiring assets and conducting business other than through the Operating Partnerships.

     BOARD OF DIRECTORS REPRESENTATION. The Berg Group members have the right to designate two of the director nominees submitted by the board of directors to stockholders for election, as long as the Berg Group members and their affiliates, other than the Company and the Operating Partnerships, beneficially own, in the aggregate, at least 15% of the Company's outstanding shares of common stock on a Fully Diluted basis. If the Fully Diluted ownership of the Berg Group members and their affiliates is less than 15% but is at least 10% of the common stock, the Berg Group members have the right to designate one of the director nominees submitted by the board of directors to stockholders for election. Its right to designate director nominees affords the Berg Group substantial control and influence over the management and direction of the Company.

     SUBSTANTIAL OWNERSHIP INTEREST. The Berg Group currently owns O.P. Units representing approximately 75.1% of the equity interests in the operating partnerships. The O.P. Units may be converted into shares of Common Stock, subject to limitations set forth in the Charter (including an overall 20% ownership limitation for the Berg Group), and other agreements with the Berg Group. Upon conversion these shares would represent voting control of the Company. The Berg Group's ability to exchange its O.P. Units for common stock permits it to exert substantial influence over the management and direction of the Company.

     LIMITED PARTNER APPROVAL RIGHTS. Mr. Berg and other limited partners of the Operating Partnerships, including other members of the Berg Group, may restrict the Company's operations and activities through rights provided under the terms of the Amended and Restated Agreement of Limited Partnership which governs each of the Operating Partnerships and the Company's legal relationship to each Operating Partnership as its general partner. Matters requiring approval of the holders of a majority of the O.P. Units, which necessarily would include the Berg Group, include (i) the amendment, modification or termination of any of the Operating Partnership Agreements; (ii) the transfer of any general partnership interest in the Operating Partnerships, including, with certain exceptions, transfers attendant to any merger, consolidation or liquidation of the Company;
(iii) the admission of any additional or substitute general partners in the Operating Partnerships; (iv) any other change of control of the Operating
Partnerships; (v) a general assignment for the benefit of creditors or the appointment of a custodian, receiver or trustee of any of the assets of the Operating Partnerships; and (vi) the institution of any bankruptcy proceeding for any Operating Partnership.

     In addition, as long as the Berg Group members and their affiliates, beneficially own, in the aggregate, at least 15% of the outstanding shares of common stock on a Fully Diluted basis, the consent of the limited partners holding the right to vote a majority of the total number of O.P. Units outstanding is also required with respect to (i) the sale or other transfer of all or substantially all of the assets of the Operating Partnerships and certain mergers and business combinations resulting in the complete disposition of all O.P. Units; (ii) the issuance of limited partnership interests senior to the O.P. Units as to distributions, assets and voting; and (iii) the liquidation of the Operating Partnerships.

COMPARISON OF SHAREHOLDER RETURN ON INVESTMENT

     The following line graph compares the change in the Company's cumulative stockholder return on its shares of Common Stock to the cumulative total return of the NAREIT Equity REIT Total Return Index ("NAREIT Equity Index") and the Standard & Poor's 500 Stock Index ("S & P 500 Index") from December 31, 1998 to December 31, 2003. The line graph starts December 31, 1998; however, the Company started trading under the Berg Group ownership on December 8, 1998. The graph assumes that the value of the investment in the Company's Common Stock was $100 at December 31, 1998 and that all dividends were reinvested. The Common Stock's price on December 31, 1998 was $6.75. The Company obtained the information about the NAREIT Equity Index and S & P 500 Index from each entity respectively, and has assumed that the information is reliable, but cannot assume its accuracy.


                                [GRAPH OMITTED]



                             Mission West
                           Properties, Inc.                    S & P 500                      NAREIT EQUITY INDEX
                           ----------------                    ---------                      -------------------
             1998               $100.00                         $100.00                             $100.00
             1999               $123.18                         $119.53                              $95.38
             2000               $233.98                         $89.86                              $126.37
             2001               $230.37                         $86.96                              $113.93
             2002               $194.82                         $76.63                              $103.82
             2003               $277.09                         $126.38                             $137.13


     (1) The stock price performance shown in the graph is not necessarily indicative of future performance of the Company's Common Stock. Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement on future filings made by the Company under those statutes, the Audit Committee Report, the Report on Executive Compensation and Stock Performance Graph are not deemed filed with the Securities Exchange Commission and shall not be deemed incorporated by reference into any such filings.
                                     - 10 -

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPERTY ACQUISITIONS AND FINANCIAL TRANSACTIONS BETWEEN THE COMPANY AND THE BERG GROUP

     FORMATION OF THE COMPANY. Through a series of transactions in 1997 and 1998, the Company became the vehicle for substantially all of the Silicon Valley R&D property activities of the Berg Group, which includes Mr. Berg, his brother Clyde J. Berg, members of their families and a number of entities in which they have controlling or substantial ownership interests. The Company owns these former Berg Group properties, as well as the rest of its properties, through the Operating Partnerships, of which the Company is the sole general partner. Through various property acquisition agreements with the Berg Group, the Company has the right to purchase, on pre-negotiated terms, R&D and other types of office and light industrial properties that the Berg Group develops in the future in the states of California, Oregon and Washington the details of which are set forth above. Since September 1998, the Company has acquired a total of approximately 3,100,000 million rentable square feet of R&D buildings under the Pending Projects Acquisition Agreement and the Berg Land Holdings Option Agreement. The total cost of these properties was approximately $478 million. The Company issued a total of 27,962,025 O.P. Units and assumed debt totaling approximately $209 million to acquire them.

     ACQUISITIONS FROM THE BERG GROUP. On December 15, 2003, the Company acquired a 128,520 square foot fully leased two story office/R&D building at 5970 Optical Court in San Jose from the Berg Group under the Berg Land Holdings Option Agreement. The total acquisition price for this property was $11.2 million. The Company financed this acquisition by borrowing $9 million under an existing line of credit and issuing 169,131 O.P. Units to various members of the Berg Group.

     ACQUISITION OF CARL E. BERG'S INTEREST IN UNCONSOLIDATED JOINT VENTURE. In July 1999, an unrelated party, TBI, advised Carl E. Berg that TBI had an option to purchase approximately 78.89 acres of unimproved land zoned for R&D development in Morgan Hill at $2.50 per square foot that would expire in approximately six months. TBI offered Mr. Berg a 50% interest in the development of this land if Mr. Berg provided 100% financing for the land at 0% interest for three years. Mr. Berg advised TBI of his obligation to offer all R&D development opportunities on the West Coast to the Company and further advised TBI that the Company's Independent Directors Committee must approve the acquisition of any properties and that the Company's policy was only to acquire properties that are leased pursuant to the Berg Land Holdings Option Agreement. The development joint venture between TBI and the Berg Group proceeded on that basis. Building construction was financed through loans facilitated by the Berg Group. In early 2003, TBI formed TBI-MSW, a new limited partnership, to own all the leased buildings. The Berg Group offered its 50% non-controlling limited partnership interest in TBI-MSW to the Company at cost plus an annual interest rate of 7% on the funds advanced by the Berg Group which amounted to $1.8 million. The Independent Directors Committee and the Berg Group agreed to use a 7% interest rate instead of the rate and fees specified in the Berg Land Holdings Option Agreement because the transaction differed from the standard build-to-suit development specified under that agreement. TBI-MSW owned four fully leased buildings totaling approximately 593,000 rentable square feet. The buildings were subject to mortgage loans totaling $53.6 million. The Independent Directors Committee approved the Company's acquisition of the Berg Group's 50% interest in the joint venture effective January 1, 2003. The development joint venture between the Berg Group and TBI retained two vacant shell R&D buildings and five unimproved lots. In April 2003, Comcast, Inc. offered to purchase one of the vacant buildings and two acres of adjoining land from the development joint venture for net proceeds of $2.8 million, after debt repayment. Prior to sale of the property, TBI-MSW acquired this property at no cost under the terms of the Berg Land Holdings Option Agreement, and the Company received a net distribution of $1.4 million from the sale. The transaction was approved by the Independent Directors Committee. The Berg Group continues to own a 50% interest in the remaining vacant building and five unimproved lots.

     TRANSFER OF INTEREST TO BERG GROUP IN CONSOLIDATED JOINT VENTURE. In July 2000, the Hellyer Avenue Limited Partnership ("Hellyer LP") was formally organized as a California limited partnership between Mission West Properties, L.P. ("MWP"), of which the Company is the managing general partner, and Republic Properties Group ("RPC"), an unaffiliated third party, as a general partner and limited partner. MWP was designated as the managing general partner of Hellyer LP. For a 50% ownership interest in Hellyer LP, RPC agreed to cause Stellex Microwave Systems, Inc. ("Stellex") to provide a 15-year lease on an approximate 160,000 square foot R&D building to be constructed by Berg & Berg Enterprises, Inc. ("BBE") on land owned by another Berg Group member.

     As part of the transaction, MWP acquired the underlying land pursuant to the Berg Land Holdings Option Agreement for a price of $5.7 million by issuing 659,223 O.P. Units to the Berg Group entity that owned the property. Further, under the terms of the Hellyer LP partnership agreement MWP then contributed the land to the partnership at an agreed value of $9.6 million which amount was to be amortized and paid to MWP in the form of income and cash flow preferences. The transaction was reviewed and approved by the Independent Directors Committee.

     In connection with the transaction, BBE built and paid for all improvements on the land. The total cost of the R&D building, exclusive of specified tenant improvements obligations, was approximately $11.4 million. Hellyer LP issued a note for the amount of those construction costs to BBE, which note was secured by the buildings.

     Because RPC's interest in Hellyer LP was attributable solely to its commitment to obtain Stellex as a tenant for the property, the partnership agreement provided that if a payment default occurred within the first five years of the Stellex lease, RPC would lose 100% of its interest in the partnership, and if a payment default occurred during the second five year period under the lease, RPC would lose 50% of its interest in Hellyer LP.

     Pursuant to RPC's commitment to Hellyer LP, Stellex executed a lease agreement obligating Stellex, among other things, to pay monthly rent starting at $1.60 per square foot on a triple net basis for 15 years and to reimburse BBE for the tenant improvement obligations, which ultimately totaled approximately $10.5 million.

     Under the lease terms, Stellex was obligated to reimburse BBE in full for the tenant improvement costs no later than August 25, 2000. Several days before the due date, representatives of Stellex met with representatives of MSW and informed them that Stellex could not pay the balance due BBE. Stellex requested MSW immediately to draw down the letter of credit as a result of a default on the tenant improvement payment required under the lease.

     On September 1, 2000, MWP, as the general partner of Hellyer LP, ceased all allocations of income and cash flow to RPC and exercised the right under the partnership agreement to cancel RPC's entire interest in the partnership. Following discussions with and approval by the Independent Directors Committee, the Company authorized the transfer of RPC's interest in Hellyer LP to BBE. Under the Berg Land Holdings Option Agreement and the Acquisition Agreement dated as of May 14, 1998, the Independent Directors Committee had the right, but not the obligation, to reacquire the property interest and the related distributions related to the property interest at any time. The transfer was effective as of September 1, 2000.

     Stellex filed for bankruptcy protection on September 12, 2000. On November 20, 2000, RPC filed suit in the Circuit Court of Maryland for Baltimore City to recover past distributions and its interest in the Hellyer LP., and the Company counter-sued on behalf of MWP and itself in Superior Court of California for the County of Santa Clara in February 2001.

     In January 2002, Stellex was acquired through its bankruptcy proceeding by a division of Tyco Corporation. In connection with the acquisition of Stellex, the purchaser assumed the lease with Hellyer LP, agreed to comply with all terms of the lease and reimbursed BBE for the tenant improvements, as required under the lease agreement and the Bankruptcy Court order.

     Since the inception of Hellyer LP, the Company has accounted for the properties owned by the partnership on a consolidated basis, with reductions for the minority interest held by the minority partner (first RPC and then BBE). In each period, the Company has accrued amounts payable by Hellyer LP to the minority interest partner, including BBE, prior to payment. Through December 31, 2003, accumulated cash flow distributions from Hellyer LP totaling approximately $1.6 million were accrued, of which $1.5 million was distributed to BBE, which has been classified on the Company's consolidated balance sheets as an account receivable from BBE with an offsetting account payable to BBE. The Company did not object to that proposed classification.

     In April 2004, the Circuit Court of Maryland for Baltimore City issued its decision in the Maryland suit, and awarded damages of approximately $1.1 million to RPC. The court denied all requests by MWP, including a declaration that all of RPC's interests in Hellyer L.P. were validly converted to limited partnership interests and transferred to MWP or its designee in accordance with the terms of the Hellyer L.P. partnership agreement. The court also denied RPC's request for an injunction ordering the reinstatement of RPC's partnership interests in Hellyer L.P. MWP has appealed the decision to the Maryland Appeals Court. If the litigation with RPC is ultimately decided in RPC's favor, the Company anticipates that BBE may be required to return RPC's former interest in Hellyer LP and all prior distributions to RPC. If the litigation is ultimately decided in the Company's favor, the Independent Directors Committee has the right, but not the obligation, to acquire the former RPC interest and related distributions from BBE under the terms of the Berg Land Holdings Option Agreement and the Acquisition Agreement. In July 2004, RPC attached the Company's bank account for approximately $1.1 million. Following a July 2004 hearing in the Superior Court of the State of California for the County of Santa Clara the Company posted a $1.5 million appeal bond in August 2004 and RPC removed the attachment on the Company's bank account until final resolution of the appeal in Maryland.

     If the Company's litigation with RPC is ultimately decided in RPC's favor, the Company anticipates that BBE may be required to return RPC's former interest in Hellyer LP and all prior distributions to RPC. If the litigation is ultimately decided in favor of the Company, the Independent Directors Committee of the board of directors has the right, but not the obligation, to acquire on behalf of the Company the former RPC interest and related distributions from BBE under the terms of the Berg Land Holdings Option Agreement and the Acquisition Agreement between the Company and the Berg Group.

     Berg Commitment to Complete Future Improvements and Building in Connection with Certain Acquisitions from the Berg Group under the Berg Land Holdings Option Agreement. The Berg Group has an approximately $2.5 million commitment to complete certain tenant improvements in connection with the Company's 2002 acquisition of 5345 Hellyer Avenue in San Jose. The Berg Group has an approximately $7.5 million commitment to complete an approximately 75,000 to 90,000 square foot building in connection with the Company's 2001 acquisition of 245 Caspian in Sunnyvale, which consisted of approximately three acres of unimproved land zoned for commercial development.

     Berg Controlled Entities have Financial Interests in Certain Tenants that Lease Space from the Company. During December 31, 2003, 2002 and 2001, Carl E. Berg or entities controlled by Mr. Berg have financial interests in several companies that lease space from the operating partnerships, which include three companies where Mr. Berg has a greater than 10% ownership interest. These related tenants occupy approximately 48,000 square feet and contributed $904,000 $748,000 and $414,000 in rental revenue in 2003, 2002 and 2001, respectively.

     Leasing and Overhead Reimbursements Provided by Berg Controlled Entity. The Company currently leases office space owned by Berg & Berg Enterprises, Inc., an affiliate of Carl E. Berg and Clyde J. Berg. Rental amounts and overhead reimbursements paid to Berg & Berg Enterprises, Inc. were $90,000, $90,000 and $88,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file

     To the Company's knowledge, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations regarding all reportable transactions, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent holders were complied with on time, except that Carl E. Berg and certain members of the Berg Group inadvertently did not timely file one report on Form 4 that may have been due with respect to acquired O.P. Units issued pursuant to the Berg Land Holdings Option Agreement. The acquisitions of these units were otherwise disclosed in reports filed by the Company on a group Form 4 filing.


                     REPORT ON EXECUTIVE COMPENSATION BY THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

COMPENSATION PHILOSOPHY

     The Company's executive compensation policy is designed to attract and retain qualified executive personnel by providing executives with a competitive total compensation package based in large part on their contribution to the financial and operational success of the Company, the executive's personal performance and increases in stockholder value as measured by the Company's stock price.


COMPENSATION PROGRAM

     The compensation package for the Company's executive officers consists of the following three components:

     BASE SALARY. The Compensation Committee determines the base salary of each executive based on the executive's scope of responsibility, past accomplishments and experience and personal performance, internal comparability considerations and data regarding the prevailing compensation levels for comparable positions in relevant competing executive labor markets. The Committee may give different weight to each of these factors for each executive, as it deems appropriate. In selecting comparable companies for the purpose of setting competitive compensation for the Company's executives, the Compensation Committee considers many factors not directly associated with stock price performance, such as geographic location, annual revenue and profitability, organizational structure, development stage and market capitalization.

     ANNUAL INCENTIVE COMPENSATION. At the present time, the Company does not have an annual incentive compensation program in place. However, the Compensation Committee may in the future at the Compensation Committee's discretion institute an annual incentive program.

     STOCK OPTIONS. The Compensation Committee believes that granting stock options to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of other stockholders. The Compensation Committee determines stock option grants to executives and has authorized the Company's CEO to determine stock option grants for all other employees, subject to the Compensation Committee's approval of total share allocations from the Option Plan. In determining the size of stock option grants, the Compensation Committee considers the executive's current position with and responsibilities to the Company, potential for increased responsibility and promotion over the option term, tenure with the Company and performance in recent periods, as well as the size of comparable awards made to executives in similar positions in competing executive labor markets. Generally, each stock option grant allows the executive to purchase shares of Common Stock at a price per share equal to the market price on the date the option is granted, but the Compensation Committee has the power to grant options at a lower price if considered appropriate under the circumstances. Each stock option grant generally becomes exercisable, or vests, in installments over time, or contingent upon the executive's continued employment with the Company. Management did not recommend and the Compensation Committee did not authorize any stock option grants in 2003.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. The annual salary for Mr. Berg was set in 1997 and first became payable in 1998. The Compensation Committee has no plan to adjust his compensation.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation paid to the officer exceeds $1 million during the taxable year. the compensation paid to the Company's executive officers for the year ended December 31, 2003 did not exceed the $1 million limit per officer. In addition, the Option Plan and executive incentive option grants have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options with an exercise price per share equal to the fair market value per share of the common stock on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. It is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, and the Compensation
Committee does not expect to take any action at this time to modify cash compensation payable to the Company's executive officers to avoid the application of Section 162(m).

The Compensation Committee of the Board of Directors:

John C. Bolger
William A. Hasler
Lawrence B. Helzel

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the board of directors was formed in December 1998 and currently is comprised of Messrs. John C. Bolger, William A. Hasler and Lawrence B. Helzel. None of these individuals were at any time during 2003, or at any other time, an officer or employee of the Company. No executive officer of ours serves as a member of the compensation committee of any other entity that has one or more executive officers serving as a member of the Company's board of directors or Compensation Committee.

                             AUDIT COMMITTEE REPORT


     The board of directors adopted an amended Audit Committee Charter on April 28, 2004, which sets forth the responsibilities of the committee and is attached as Appendix I to this Proxy Statement. The Company notes, however, that management has primary responsibility for its financial statements and the overall reporting process, including its system of internal controls. Furthermore, the Company's independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion on whether those financial statements fairly present the financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America, and discusses with the Audit Committee any issues they believe should be raised with us.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for fiscal year 2003 with management and the Company's independent registered public accounting firm, BDO Seidman, LLP ("BDO"). The Audit Committee discussed with BDO matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee was also provided by BDO the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with BDO that firm's independence.

     Based on the discussions with BDO concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, we recommended to the board of directors that the Company's financial statements for the fiscal year ended December 31, 2003 be included in its 2003 Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:

John C. Bolger
William A. Hasler
Lawrence B. Helzel

            --------------------------------------------------------
                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS
            --------------------------------------------------------

     At the Annual Meeting, five directors (constituting the entire board of directors) are to be elected to serve until the next annual meeting of Stockholders and until each director's successor is elected and qualified, or until the death, resignation or removal of such director. There are five nominees, all of whom are currently directors of the Company.

                                    NOMINEES

     Set forth below is information regarding the nominees for election to the board of directors:

              Name                                    Position(s) with the Company                        First Elected Director
---------------------------------    ---------------------------------------------------------------    ----------------------------
Carl E. Berg                         Chairman of the Board, Chief Executive Officer and Director                   1997
John C. Bolger                       Director                                                                      1998
William A. Hasler                    Director                                                                      1998
Lawrence B. Helzel                   Director                                                                      1998
Raymond V. Marino                    President, Chief Operating Officer and Director                               2001

     In accordance with the Company's Bylaws, it is a qualification of two directors that they be nominated by the Berg Group and that one such director be Carl E. Berg, or the Berg Designee as long as the Berg Group and its affiliates (other than the Company and the Operating Partnership) own at least 15% of the Fully Diluted number of shares. The Company has been advised by Mr. Berg, who represents the Berg Group, that he will be the only Berg Group nominee for election at this meeting.

     A plurality of the votes cast at the Annual Meeting is required to elect each nominee as a director. Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. Each person nominated has agreed to serve if elected, and the board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES.

            --------------------------------------------------------
                                 PROPOSAL NO. 2:
                     APPROVAL OF 2004 EQUITY INCENTIVE PLAN
            --------------------------------------------------------

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of August 31, 2004 regarding equity compensation plans approved by the Company's security holders.


                                                             Number of Shares                         Number of Shares of Common
                                                                of Common                             Stock Remaining Available
                                                            Stock to be Issued    Weighted-Average           for Future
                                                             Upon Exercise of     Exercise Price of     Issuance Under Equity
        Plan Category                                       0utstanding Options  Outstanding Options      Compensation Plans
        -------------                                      -------------------------------------------------------------------------
Equity Compensation plans approved by security holders             767,000             $11.44                3,991,089

Equity Compensation plans not approved by security holders           N/A                N/A                     N/A

Total                                                              767,000             $11.44                3,991,089

     The board of directors is asking our stockholders to approve our 2004 Equity Incentive Plan, which will:

     - Transfer up to 3,991,089 remaining shares available for issuance under our 1997 Stock Option Plan and terminate the 1997 Stock Option Plan for any new grants,

     - Increase the number of shares or other awards automatically granted to directors each year,

     - Transfer up to an additional 767,000 shares subject to outstanding options under the 1997 Stock Option Plans if they expire without being exercised,

     - Include the ability to grant restricted stock, restricted stock units, performance units, dividend equivalent rights, and other stock-based compensation (including O.P. Units of the Operating Partnerships) as well as incentive and non-statutory stock options.

     Our stockholders are also being asked to approve the material terms of the 2004 Equity Incentive Plan and the performance goals criteria stated thereunder for the purpose of helping awards under the 2004 Equity Incentive Plan qualify as "performance-based" compensation under Internal Revenue Code Section 162(m).

     As of August 31, 2004, options to purchase a total of 767,000 shares were outstanding under our 1997 Stock Option Plan.

     The 2004 Equity Incentive Plan will allow us to grant a wider range of awards than is permitted under our current stock option plan, including restricted stock, stock grants, restricted stock units, performance units and dividend equivalent rights, which will help us achieve our goal of attracting, retaining and motivating our personnel. We believe that the 2004 Equity
Incentive Plan will be an essential element of our competitive compensation package.

     Our 2004 Equity Incentive Plan has been developed to replace our 1997 Stock Option Plan, which would otherwise terminate no later than November 10, 2007. Currently, our 1997 Stock Option Plan authorizes our board of directors to grant stock options to our eligible employees, and consultants and provides for the one-time automatic grant of options to non-employee directors upon joining the Board. Our board of directors approved the 2004 Equity Incentive Plan in September 2004 to replace the 1997 Stock Option Plan effective upon stockholder approval at the 2004 annual meeting.

     In addition to approving our 2004 Equity Incentive Plan, we are proposing for stockholder approval the transfer to the 2004 Equity Incentive Plan of up to 3,991,089 remaining shares available for grant under the 1997 Stock Option Plan; and up to 767,000 shares subject to outstanding options under the 1997 Stock Option Plan, if they expire unexercised.

     After the 2004 Equity Incentive Plan takes effect, no further options would be granted under the 1997 Stock Option Plan.

     As of August 31, 2004, the closing price of our common stock was $10.08 per share.

     The 2004 Equity Incentive Plan provides for the grant of options to purchase shares of our common stock, restricted stock, and performance units, dividend equivalent rights and other stock-based compensation, including O.P. Units exchangeable for shares of Common Stock under the Plan, as well as for new annual grants of stock options and awards to the non-employee members of our board of directors up to a maximum of 50,000 shares per calendar year. As of August 31, 2004, there were four employees (including officers) and three directors who would be eligible to participate in the 2004 Equity Incentive Plan.

     Please see the summary of the 2004 Equity Incentive Plan below.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of a majority of the votes cast on the proposal will be required to approve the adoption of the 2004 Equity Incentive Plan. If our stockholders do not approve adoption of the 2004 Equity Incentive Plan, we will continue to make grants under the 1997 Stock Option Plan.

     Our executive officers and non-employee directors have an interest in this proposal as they may receive awards under the 2004 Equity Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2, THE ADOPTION OF OUR 2004 EQUITY INCENTIVE PLAN AND (I) THE TRANSFER TO THE 2004 EQUITY INCENTIVE PLAN OF UP TO 3,991,089 REMAINING SHARES AVAILABLE FOR GRANT UNDER THE 1997 STOCK OPTION PLAN; (II) THE TRANSFER OF UP TO 767,000 SHARES SUBJECT TO OUTSTANDING OPTIONS UNDER THE 1997 STOCK OPTION PLAN IF THEY EXPIRE UNEXERCISED; AND (III) THE APPROVAL OF THE MATERIAL TERMS OF THE 2004 EQUITY INCENTIVE PLAN AND THE PERFORMANCE GOALS THEREUNDER FOR PURPOSES OF INTERNAL REVENUE CODE
SECTION 162(M). PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

SUMMARY OF THE 2004 EQUITY INCENTIVE PLAN AND THE 1997 STOCK OPTION PLAN

PURPOSE AND ADMINISTRATION

     Both the 2004 Equity Incentive Plan (the "2004 Plan") and the 1997 Stock Option Plan (the "1997 Plan") (collectively the "Plans") are intended to encourage ownership of stock by employees, consultants and directors of the Company and its affiliated entities and to provide additional incentive for them to promote the success of the Company's business through the grant of awards of or pertaining to shares of the Company's stock. The Plans are intended to permit grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), but not all stock options granted pursuant to the Plans are required to be treated as incentive stock options within the meaning of Section 422 of the Internal
Revenue  Code.  Options  that are not  treated as  incentive  stock  options are referred to generally as non-statutory options. Incentive stock options and non-statutory options are generally referred to as options. The 2004 Plan permits the award of restricted stock, restricted stock units, performance units, stock grants, dividend equivalent rights and other stock-based compensation awards. All awards under the 2004 Plan other than stock options are referred to as "awards." The Plans are not intended to constitute plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     The Plans are administered by the Compensation Committee of the board of directors (the "Committee"), which is presently composed of three members, all of whom are independent directors as defined by the regulations of the SEC and the Listing Standards, Policies and Requirements of the American Stock Exchange. Members of the Committee serve until the appointment of their successors or their removal by the board at any time. The board may at any time exercise any of the powers and responsibilities assigned to the Committee under the Plan. Additionally, under the 2004 Plan the Committee may delegate to an executive officer or officers the authority to grant awards under the Plan to employees who are not officers or to consultants in accordance with guidelines established by the Committee. Subject to the provisions of each Plan, the Committee generally has complete authority to make, or select the manner of making, all determinations with respect to options and awards to be granted, including the form of award and the employee, consultant or director to receive the option or award, by considering such factors as the Committee shall deem relevant in its discretion. Subject to the provisions of the Plans, the Committee also has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plans, to determine the terms and provisions of any agreements concerning the terms of an option or award, and to make all other determinations necessary or advisable for the administration of the Plans. The authority of the Committee under the 2004 Plan includes the ability to re-price, cancel and repurchase outstanding options and awards. All determinations of the Committee regarding the Plans made in good faith shall be final, binding and conclusive.

ELIGIBILITY

     Awards and options granted under the 2004 Plan may be granted to any employees, non-employee directors or consultants of the Company and any corporation or other entity affiliated with the Company, including the Operating Partnerships. Only employees of the Company or a corporate subsidiary may receive incentive stock options. Under the 1997 Plan, options can be granted to non-employee directors and consultants of the Company and to employees of the Company or a corporate subsidiary. No individual may receive in any one calendar year awards covering more than 500,000 of the total number of shares of stock subject to either of the Plans.

     If the stockholders approve the 2004 Plan, no additional options will be granted under the 1997 Plan.

SHARES SUBJECT TO THE PLAN

     A total of 3,991,089 shares of Common Stock are reserved for issuance under the 2004 Plan. At no time may the number of shares issued pursuant to or subject to outstanding awards granted under the 2004 Plan exceed this number, subject to the provisions for increase and adjustment set forth in the 2004 Plan. If any option or award expires, terminates or is cancelled without being exercised in full, or any other award is forfeited, the shares forfeited or not purchased will be available for future grant of awards. Settlement of any award will not count against this limitation except to the extent settled in the form of stock. Shares of stock issued pursuant to the 2004 Plan may be either authorized but unissued shares or treasury shares held by the Company.

     As of the date hereof, stock options to purchase an aggregate of 767,000 shares of Common Stock are outstanding under the 1997 Stock Option Plan.

     Under  the  Plans,  if the  outstanding  shares  of  stock  are  increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of stock, substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of stock effected without the receipt of consideration, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the Plans, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards,
(iii) the exercise price for each share or other unit of any other securities subject to then outstanding options and awards (without change in the aggregate purchase price as to which such options or rights remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Options and Awards under the Plans may be subject to lapse in the event of a merger or consolidation of the Company, unless the surviving or acquiring entity assumes them. Options and awards held by non-employee directors generally will vest in full in the event of a change of control acquisition of the Company. The board of directors retains the power to accelerate vesting and provide for other consequences in the event of an acquisition, in its discretion. Upon dissolution or liquidation of the Company other than as part of an acquisition, each outstanding option and other award shall terminate, but the optionee or award holder will first have the right to exercise such award to the extent such award is exercisable. Outstanding awards and their terms may be adjusted by the Committee in its sole discretion upon the occurrence of certain other corporate actions.

GRANT OF OPTIONS AND AWARDS UNDER THE PLANS

     Awards and options under the 2004 Plan will be granted at the times, to the participants, and in the amounts determined by the Committee and specified in the award or option agreement. Subject to the terms of the 2004 Plan, generally the Committee determines the number of shares subject to, the duration and the exercise price (if any) of, and the restrictions and limitations (if any) applicable to each option or award granted. Each option or award granted shall be subject to all applicable terms and conditions of the 2004 Plan and such other terms and conditions as the Committee may prescribe. No prospective participant in the 2004 Plan will have any rights with respect to an option or an award unless and until he or she has executed an agreement evidencing the award, delivered a fully executed copy of the agreement to the Company, and otherwise complied with the applicable terms and conditions of the option or award.

     As noted above, the only awards that are outstanding under the 1997 Plan are stock options, the terms of which are substantially similar to those described below. No additional options will be granted under the 1997 Plan.

STOCK OPTIONS

     The exercise price of an incentive stock option must be no less than 100% of the market value of the stock on the date on which the option was granted. If the optionee is a person who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries, the exercise price must be no less than 110% of the market value of the stock on the date on which the award was granted. Non-statutory options are not subject to these exercise price restrictions and may be granted at market value or at such other price as the Committee determines.

     An incentive stock option will be considered to be an incentive stock option only to the extent that the number of shares of stock for which the option first becomes exercisable in a calendar year does not have an aggregate market value (as of the date of the grant of the option) in excess of the "current limit." The current limit for any optionee for any calendar year is $100,000 minus the aggregate market value at the date of the grant of the number of shares of stock available for purchase for the first time in the same year under each other incentive stock option previously granted to the optionee under the Plans, and under each other incentive stock option previously granted to the optionee under any other incentive stock option plan of the Company. Any shares of stock which would cause this limit to be violated will be deemed to have been granted under a separate nonstatutory option, otherwise identical in its terms to those of the incentive stock option.

     An option may be immediately exercisable or become exercisable in installments, as the Committee may determine. Generally, the Committee has the power to accelerate any option not immediately exercisable in full, in whole or in part at any time. No incentive stock option may be exercised on or after the tenth anniversary of the date on which the incentive stock option was granted. If the optionee is a person who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries, no incentive stock option may be exercised or on or after the fifth anniversary of the date on which the incentive stock option was granted. Non-statutory options are not subject to these limitations on exercise.

     An optionee exercises an option under the Plans by delivering to the Company a written notice specifying the number of shares of common stock being exercised and providing payment in the form of (i) cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased, (ii) shares of stock having a market value equal to the exercise price of the shares to be purchased, or (iii) if provided in the applicable option agreement, an executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in a form approved by the Committee. If the stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the stock subject to an option in a brokered transaction (other than to the Company).

     The right of any optionee to exercise an option, and the obligation of the Company to issue shares of Common Stock upon exercise of such option, are subject to compliance with all of the terms of the Plans and the applicable option agreement evidencing such option.

GRANTS TO NON-EMPLOYEE DIRECTORS

     Under the 1997 Plan, each non-employee member of the board of directors who became or becomes a member of the board of the directors after November 10, 1997, the date on which the 1997 Plan was approved by the Company's stockholders, automatically received a grant of an option to purchase 50,000 shares of common stock at an exercise price equal to 100% of the fair market value of the common stock at the date of grant of such option joining the board of directors. Such options become exercisable cumulatively with respect to 1/48th of the underlying shares on the first day of each month following the date of grant. Generally, the options must be exercised while the optionee remains a director. The 2004 Plan contains the same provisions, but also allows the board of directors to authorize annual option grants or awards to non-employee directors in the board's discretion as long as the number of shares or equivalent number of underlying shares of common stock in the case of certain awards, does not exceed 50,000 per year. A disinterested majority of the board also may authorize additional options and awards to a director serving as a Committee chair or providing other extraordinary service to the Board. The 2004 Plan further provides that upon an acquisition of the Company in which more than 50% of the total voting power of the Company's outstanding securities is transferred to the acquirer or acquiring parties, options and awards held by non-employee directors will vest in full and become exercisable prior to their expiration.

AWARDS OF RESTRICTED STOCK

     The 2004 Plan permits awards of restricted stock, which are grants or sales of stock subject to a risk of forfeiture upon the occurrence or non-occurrence of certain specified terms or conditions. A participant receiving a restricted stock award will be issued a stock certificate, registered in the participant's name, subject to an agreement which specifies the terms, conditions and restrictions applicable to the award. The Committee may require that the stock certificates evidencing shares of restricted stock be held in escrow until the restrictions on the shares have lapsed.

     During the restriction period applicable to shares of restricted stock, the shares are subject to limitations on transferability and a risk of forfeiture which may arise on the basis of certain conditions determined and specified by the Committee. These restrictions and conditions may be related to the performance of services, Company or affiliated entity performance or otherwise and will be provided for in the award agreement pertaining to the award of restricted stock. The restriction period or risk of forfeiture may be waived, terminated or shortened at any time by the Committee. Except as otherwise provided in the 2004 Plan or award agreement, at all times prior to the lapse of a risk of forfeiture, or the forfeiture, of an award of restricted stock, the participant will have all the rights of a stockholder of the Company, including the right to vote, and the right to receive dividends. The Committee may permit or require the payment of cash dividends to be deferred and reinvested in additional restricted stock. The certificates for any shares not forfeited will be delivered to the participant upon expiration of the restriction period.

RESTRICTED STOCK UNITS

     The 2004 Plan permits awards of restricted stock units, which are rights to receive shares of stock at the close of a restriction period, subject to a risk of forfeiture upon of the occurrence or non-occurrence of certain specified events or conditions. These events or conditions are determined and specified by the Committee and may relate to the performance of services, Company or affiliated entity performance or otherwise. The restriction period and risk of forfeiture may be waived, terminated or shortened at any time by the Committee. The payment of earned restricted stock units is made in a single lump sum following the close of the applicable restriction period. In the Committee's discretion, participants may receive payments equivalent to any dividends declared in grants of restricted stock units following the close of the restriction period if the underlying stock has been earned.

PERFORMANCE UNITS

     As provided under the 2004 Plan, performance units are rights to receive the value of a specified number of shares of stock over the initial value of those shares, contingent on the attainment of certain written performance goals established by the Committee. These performance goals are measured over a particular period of time specified by the Committee and may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual. The number and value of performance units paid to each participant will be determined by the extent to which the written performance goals are met within the applicable performance period. At the end of each applicable performance period, the holder of performance units is entitled to receive payout on the number and value of performance units he or she has earned.

     Payment on performance units is made as a single lump sum following the close of the applicable performance period. In the Committee's discretion, participants may be entitled to receive any dividends declared with respect to stock earned in connection with performance units but not yet distributed to participants. The Committee may permit or require participants to defer receipt of payment of cash or delivery of stock earned in connection with the achievement of performance goals.

STOCK GRANTS

     Under the 2004 Plan, a stock grant is a grant of shares of stock not subject to restrictions or forfeiture conditions. Such a grant may be made under the 2004 Plan solely in recognition of significant contributions to the success of the Company or an affiliated entity, in lieu of compensation otherwise due, or other limited circumstances the Committee deems appropriate.

QUALIFIED PERFORMANCE-BASED AWARDS

     The Committee has discretion to qualify awards granted pursuant to the plan as performance-based compensation under Section 162(m) of the Internal Revenue Code. Qualified performance-based awards must comply with the requirements of
Section 162(m) of the Internal Revenue Code and may only be made by the Committee to employees who qualify or may be expected to qualify as "covered employees" for purposes of Section 162(m). The exercise price of any option intended to qualify as a qualified performance-based award must be no less than the market value of the stock on the date on which the option is granted. The Committee has full discretion to establish the length of any restriction period or performance period and the nature of the performance goal with respect to qualified performance based awards other than options.

     Participants are eligible to receive payment under a qualified performance-based award subject to achievement of a performance goal or goals only if the applicable goals are achieved within the performance period as determined by the Committee. In determining the actual size of a qualified performance-based award, the amount earned for the performance period may be reduced or eliminated in the discretion of the Committee. Qualified performance-based awards may not be subject to adjustment pursuant to the

Plan if such adjustment would result in the providing of anything other than "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code.

DIVIDEND EQUIVALENT RIGHTS

     Under the 2004 Plan, the Committee may grant dividend equivalent rights which entitle the participant to receive credits for dividends that would be paid if the participant had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2004 Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, which may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

OTHER STOCK-BASED COMPENSATION

     The 2004 Plan also allows for the grant of awards consisting of other stock-based compensation such as convertible securities, non-voting equity interests and the like. One type of other stock-based compensation that might be utilized under the 2004 Plan would involve use of a new class of partnership interests in the Operating Partnerships. For example, such units might be junior to the currently outstanding standard O.P. Units but would be deemed equivalent to an award of one share of common stock reserved under the 2004 Plan. Such O.P. Units, would vest over time as determined by the Committee, and whether vested or not, would receive the same quarterly per unit distributions as other O.P. Units, which are entitled to receive the same equal per share dividends as the outstanding shares of common stock. Vested employee O.P. Units could be converted into an equal number of standard O.P. Units at any time, and thereafter enjoy all the rights of standard O.P. Units.

MARKET VALUE

     Under the 2004 Plan, the market value of the stock on any particular date is the value of the stock as determined by such methods or procedures as may be established by the Committee. Unless the Committee determines an alternate method, market value for any particular date will be the closing price for the stock as reported on the AMEX, or any other national securities exchange or publicly traded market on which the common stock may be then listed or traded, for that date.

LIMITATION OF RIGHTs

     Participants in the 2004 Plan will not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares and delivered to the participant. Any stock issued pursuant to awards is subject to all restrictions on transfer imposed by the Company's Charter and bylaws.

TRANSFERABILITY

     Except as otherwise provided in the Plans, options and awards are not transferable, and no options or awards or interests therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. All of a recipient's rights in any award may be exercised during the life of the participant only by the participant or the participant's legal representative. However, the Committee may, at or after the grant of an award of a non-statutory option, or shares of restricted stock, provide that such award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer will be valid unless first approved by the Committee, acting in its sole discretion.

TERMINATION OF ASSOCIATION WITH THE COMPANY

     Unless the Committee provides otherwise with respect to any option or award, if a recipient's employment or other association with the Company and its subsidiaries (including the Operating Partnerships) ends for any reason, any outstanding option or stock appreciation right held by the participant shall cease to be exercisable not later than 30 days following the end of the participant's employment or association. Other outstanding awards will be forfeited or otherwise subject to return to or repurchase by the Company as provided in the applicable award agreement. Military, sick leave or other bona fide leave is not deemed a termination of employment provided it does not exceed the longer of 90 days or the period during which the absent participant's reemployment rights are guaranteed by statute or contract. Options may be exercised within no more than six months following termination due to permanent and total disability or due to the optionee's death and may be exercised by the optionee's estate.

TERM AND TERMINATION OF THE PLANS; AMENDMENT

     Awards and options under the 2004 Plan may not be granted after the tenth anniversary of the effective date of the Plan, which is expected to be the date of the Annual Meeting. The board of directors may terminate the 2004 Plan at any earlier time or make modifications of the Plan as it deems advisable. Awards and options granted at any time during the term of either of the Plans will not expire solely because of the termination of a Plan, and no amendment or modification of such Plan shall affect the terms of any outstanding award unless the board expressly provides otherwise. Termination or amendment of either Plan may not adversely affect the rights of the recipient of an award without his or her consent. The Committee may amend the terms of any option or award previously granted, but such amendment may not impair the rights of the recipient without his or her consent.


                 FEDERAL INCOME TAX ASPECTS RELATING TO THE PLAN

     Following are the federal tax consequences to U.S. citizens and residents of awards under the Plans. It is based on the provisions of the Internal Revenue Code of 1986, as amended, and applicable IRS regulations and rulings. The Internal Revenue Code is subject to amendment and continuing interpretation by the IRS. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases. YOU SHOULD THEREFORE CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC CONSEQUENCES UNDER FEDERAL TAX LAW IN YOUR CIRCUMSTANCES AND UNDER OTHER TAX LAWS, SUCH AS FOREIGN, STATE OR LOCAL TAX LAWS, WHICH ARE NOT ADDRESSED HERE.

INCENTIVE STOCK OPTIONS

     If an option granted under the Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10 percent stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized by the optionee on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

NON-STATUTORY OPTIONS

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code. The income recognized by an optionee who is also an employee of the company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a non-statutory option.

2004 PLAN AWARDS

     Generally, the recipient of an award (other than a stock option) under the 2004 Plan will recognize ordinary compensation income at the time the Company's common stock associated with such stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the 2004 Plan and the participant had not elected otherwise under Section 83(b) of the Internal Revenue Code, the participant generally will not recognize income until the stock becomes vested, at which time the participant will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the participant in exchange for the stock. The income realized by the participant will generally be subject to U.S. income and employment taxes.

     In the case of stock awards that take the form of the Company's unfunded and unsecured promise to issue common stock at a future date, such as restricted stock units or other performance units, the grant of this type of stock award is not a taxable event to the participant because it constitutes an unfunded and unsecured promise to issue shares of Company common stock at a future date. Once this type of stock award vests and the recipient receives the Company common shares, the tax rules discussed in the previous paragraph will apply to receipt of such shares.

     The participant's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a restricted stock award, stock grant, the exercise of a restricted stock unit or other stock-based compensation award under the 2004 Plan, the difference between the sale price and the participant's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

     In the event that a recipient of an award receives the cash equivalent of Company common stock (in lieu of actually receiving Company common stock), the participant will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

     In the year that the recipient of an award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code. In the case of a stock-based compensation award such as an employee form of O.P. unit, the participant generally would report his or her share of the operating partnership's income or loss, if any, for each year in which he or she holds the unit. Generally, the participant's distributive share would equal the amount of dividends distributed to the participant with respect to such year. Unlike restricted stock, the recipient would generally be taxed on the value of the award only when he or she elected to sell the O.P.
Units. The Company would not generally receive a deduction for the income recognized by the participant.

NEW PLAN BENEFITS

     As of the date of this Proxy Statement there has been no determination with respect to future awards under the 2004 Plan. As a general matter, future awards and options issued under the 2004 Plan will be within the Committee's discretion. Accordingly, the amount of any such future discretionary awards and options is not determinable.

          -----------------------------------------------------------
                                 PROPOSAL NO. 3:
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          -----------------------------------------------------------

     The Audit Committee of our Board of Directors has appointed BDO Seidman, LLP, as our independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2004. The board of directors proposes that the stockholders ratify this appointment.

     The Company expects that representatives of BDO Seidman, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's best interests.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On January 26, 2004, the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PWC") resigned, did not render an audit opinion on the Company's fiscal year 2003 financial statements and withdrew its audit opinions on the Company's fiscal year 2002 and 2001 financial statements. In May 2004, the Audit Committee appointed BDO Seidman, LLP ("BDO") as the Company's new independent registered public accounting firm to complete the audit of the Company's financial statements for the years ending December 31, 2003, 2002 and 2001.

     The aggregate fees accrued by or billed to the Company by BDO in 2004 for professional services rendered with respect to fiscal years 2003, 2002 and 2001 are as follows:

     BDO                        2003                       2002                       2001
Audit Fees (1)                $143,500                   $143,500                    $143,500

(1) Estimated 2003, 2002 and 2001 audit/re-audit and quarterly review fees accrued by the Company in the second quarter of 2004.

     There were no other audit related, tax or other fees accrued by or billed to the Company by BDO.

     The aggregate fees accrued by or billed to the Company by PWC for professional services rendered with respect to fiscal years 2003 and 2002 are as follows:

     PWC                              2003                       2002
Audit Fees                          $121,050                   $123,450
Tax Fees                              10,800                          -
                           -------------------------- --------------------------
                                    $131,850                   $123,450

     There were no other audit related, tax or other fees accrued by or billed to the Company by PWC.

     Audit Fees include amounts related to professional services rendered in connection with audits of the Company's annual financial statements and the reviews of its quarterly financial statements.

     Tax fees include amounts billed for professional services rendered by accountants for tax advisory.

     The Audit Committee pre-approves all annual audit engagement services and fees and all fees for non-audit services (other than non-audit services that are de minimus within the meaning of section 10A(i)(l)(B) of the Securities Exchange Act and non-audit services that the independent accountants are prohibited from providing to us). The Audit Committee requires the independent accountants to submit a detailed proposal and budget for each engagement prior to the commencement of the engagement. Additional services must be pre-approved by the Audit Committee or the Chairman of the Audit Committee to whom pre-approval authority has been delegated. All services of the independent registered public accountants relating to review and attestation of internal controls and procedures are pursuant to section 404 of the Sarbanes Oxley Act.

     There were no fees paid to independent accountants in the past three fiscal years that were for non-audit services that the Audit Committee or Chairman did not pre-approve.

CHANGE OF ACCOUNTANTS

     On January 26, 2004, PricewaterhouseCoopers, LLP, San Francisco, California ("PWC"), the independent registered public accounting firm previously engaged as the principal accountant to audit the financial statements of Mission West Properties, Inc., (the "Company"), resigned as independent auditors for the Company. PWC did not issue a report of independent auditors' with respect to the Company's 2003 financial statements prior to its resignation.

     The reports of PWC on the Company's consolidated financial statements for the preceding two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In the Company's view there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years in connection with PWC's audits for 2001 and 2002 and through January 26, 2004.

     Also,  during  fiscal  years 2001 and 2002,  and through  January 26, 2004,
there  were  no   "reportable   events"  (as  defined  in  Regulation  S-K  Item
304(a)(1)(v)) known to the Company.

     In connection with the Company's disclosure of PWC's resignation, the Company asked PWC to furnish it with a letter addressed to the SEC stating whether PWC agreed or disagreed with the above statements. In response to that request, PWC submitted the following response to the SEC:

     Commissioners:

     We have read the statements made by Mission West Properties, Inc., which we understand has been filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated January 26, 2004. In addition to the events reported in such Form 8-K, with which we agree, additional events that should have been reported by the Company follow:

     In connection with our review of the Company's interim financial statements for the period ended September 30, 2003, management provided us with oral representations relating to certain related party transactions. We subsequently requested the representations in writing, and management has not been willing to comply with this request.

     In connection with our audit of the Company's financial statements for the year ended December 31, 2003, we had the following reportable events or disagreements with management as to the nature and extent of our audit procedures:

     1. We requested written representations from management relating to the related party transactions referred to above, and we indicated that the requested written representations were necessary for us to complete our audit. The Company and its counsel responded that they were not willing to provide the requested written representations and, further, indicated that the requested representations were not necessary for us to complete our audit.

     2. In response to our inquiries regarding subsequent events and other matters that may be significant to our audit, management expressed an unwillingness to respond fully to our inquiries.

     3. We informed the audit committee that information came to our attention that, if further investigated, may materially impact the fairness or reliability of financial statements previously issued by the Company and, due to our resignation, we did not conduct further investigation.

     Because of the foregoing circumstances, and the fact that management has made statements that are inconsistent with oral representations made previously, we advised the audit committee that we are no longer willing or able to rely on the representations of management.

     On February 12, 2004, we informed the Company that our audit reports dated January 21, 2002 and January 28, 2003 on the financial statements of the Company for the years ended December 31, 2001 and 2002 should no longer be relied upon, and that we are no longer willing to be associated with the interim financial statements of the Company for any interim periods within such years or for any interim periods in the period ended September 30, 2003.

     In reply to PWC's response to the SEC, the Company's management submitted its response on SEC Form 8-K/A filed February 15, 2004, in which the Company objected strenuously to the assertions contained in PWC's letter. The Company also corresponded with the SEC regarding the Company's objections to PWC's letter. The following are the Company's responses to PWC's letter to the SEC as reported by the Company in the Form 8-K/A filed on February 15, 2004:

     Response to Items 1 - 3 in PWC's Letter to SEC:

     1. William Croteau, the PWC audit engagement partner ("Croteau") resigned during a telephone call at approximately 6:30 PM on Monday, January 26, 2004 with John Bolger the Chairman of the Audit Committee. Prior to that telephone call PWC had not met with the Audit Committee at any time to discuss any of the issues described herein, which PWC was obligated to do under terms of its engagement letter. During the telephone call with Mr. Bolger, Croteau stated he would not attend the regular Audit Committee meeting scheduled for the following day and further stated to Mr. Bolger that no accounting or disclosure issues existed. At no time prior to the telephone conversation with Bolger on the night of January 26, 2004 had Croteau advised the Audit Committee of any issues with any member of management, including Mr. Berg or Mr. Marino, that would lead to PWC's resignation. The representations requested by PWC were related to the proposed management representation letter for the third quarter of 2003 which was not furnished to management until November 19, 2003 more than 30 days after clearance on release of earnings by PWC and the Audit Committee. In addition, the representation letter from PWC was received by management after the PWC had approved the Form 10-Q for the quarter ended September 30, 2003 which was filed by the Company on November 13, 2003. On December 5, 2003 after returning from vacation, Mr. Marino provided the representation letter to Mr. Berg for signature. Mr. Berg believed the representation letter PWC asked management to sign contained (i) inaccurate and potentially misleading statements and (ii) asked management to speculate about future contingent events that were not subject to the control of management. On December 6, 2003 management provided PWC with alternative language that management considered factual and correct. Discussions and email communications on this matter continued between management and PWC until we received an email from Croteau at 5:30 p.m. on January 23, 2004 stating that PWC had reached an "impasse" with management on this matter. Following receipt of Croteau's January 23 email, management expected that this impasse would be resolved by the Audit Committee at the next scheduled meeting on Tuesday, January 27, 2004. If PWC had met with the Audit Committee as scheduled; advised them of PWC's issues and given the Audit Committee the opportunity to resolve such issues, this dispute could have been resolved.

     2. Neither the Company's management nor the Audit Committee was ever informed by PWC of any subsequent events or other matters where management had been unwilling to fully respond or cooperate, except as stated above.

     3. PWC only informed the Audit Committee after their decision to resign "that information came to our [their] attention that, if further investigated, may materially impact the fairness or reliability of financial statements issued by the company..." The Audit Committee is having the matter outlined in item 1 above independently investigated, since this is the only matter which PWC has informed the Audit Committee would require further investigation. Once again, PWC's statement that they "advised the audit committee that we [they] are no longer willing to rely on representations of management" were not presented by PWC to the Audit Committee prior to PWC's resignation. Management believes that the Audit Committee has been fully apprised of all circumstances that were the subject of the representations referred to above.

     With respect to the pertinent paragraph in PWC's letter, management of the Company denies having made any oral representations to PWC that were the same or substantially similar to the representations in PWC's proposed third quarter 2003 representation letter that management rejected. Furthermore, PWC failed to advise the Audit Committee of any concern that PWC had or any audit issues related to such proposed representations until four days after PWC resigned as independent accountant.

     Responses to Last Two Paragraphs of PWC's Letter to SEC:

     Prior to its resignation, PWC had never informed management or the Audit Committee of any inconsistent statements except those disputed above, which would have been resolved, if PWC had not breached its contractual obligations contained in the engagement letter by resigning before allowing the Audit Committee to investigate any such allegations.

     By resigning without meeting with the Audit Committee and informing them of any management issues was a breach of PWC's engagement letter. Refusing to complete the December 31, 2003 audit and failing to allow their audit reports for December 31, 2001 and 2002 to be relied upon, PWC has acted recklessly, thereby exposing the Company to undetermined costs and damages. Prior to its resignation, PWC had never disclosed to management or the Audit Committee any material issues related to the fairness or reliability of financial statements of the Company.

     On May 10, 2004, the Audit Committee of the Board of Directors authorized the engagement of BDO Seidman, LLP as the Company's new independent registered public accounting firm for the fiscal years ending December 31, 2003 and December 31, 2004. BDO completed the audit of the Company's 2001, 2002 and 2003 financial statements and issued its report on July 30, 2004.

     During the two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through May 10, 2004, BDO Seidman, LLP had not been engaged as independent accountants to audit the financial statements of the Company, nor had it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2004.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     To be considered for inclusion in the Company's proxy card and proxy statement relating to the 2005 Annual Meeting of Stockholders, proposals subject to SEC Rule 14a-8 must be received at the Company's principal office within a reasonable time before the date the Company begins to print and mail its proxy materials for the 2005 Annual Meeting of Stockholders.

     In addition, if you desire to bring other business, including director nominations, for the 2005 Annual Meeting that will not be included in the Company's proxy card and proxy statement, your notice must be delivered to the Company no earlier than 90 days prior to the anniversary of the 2004 annual meeting and no later than 60 day prior to the anniversary of the 2004 annual meeting to be held on November 24, 2004, provided that if the 2005 annual meeting of stockholders is advanced by more than 30 days from the anniversary date of the 2004 annual meeting, the Company must receive the notice no earlier than 90 days prior to the date of such meeting and no later than the 60th day prior to the 2005 annual meeting or the 10th day following the day on which the Company first publicly announces the date of the meeting.

     For additional requirements, a stockholder should refer to the Company's Bylaws, Article II, Section 12, "Nominations and Proposals by Stockholders," a current copy of which may be obtained from the Company's Secretary. If the Company does not receive timely notice pursuant to the Company's Bylaws, any proposal will be excluded from consideration at the 2005 Annual Meeting.

     All stockholder proposals should be addressed to the attention of the Secretary at the principal office of the Company.


OTHER MATTERS

     The board of directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.



                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Raymond V. Marino
                                              ---------------------------------
                                              Raymond V. Marino
                                              Secretary

Cupertino, California
October 22, 2004

                          MISSION WEST PROPERTIES, INC.
                               ------------------
                            ------------------------

                       SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby appoints Carl E. Berg and Raymond V. Marino, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all shares of common stock of Mission West Properties, Inc. (the "Company") held of record by the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in their discretion with respect to other matters that properly come before the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held November 24, 2004 and any adjournment of the Annual Meeting.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

     PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.


------------------------------------------------------------------------------------------------------------------------------------
                                                             DETACH HERE
[X]    Please  mark vote as in
       this example
                                                                   2. Approve the adoption of the 2004 Equity Incentive Plan and (i)
1. Election of Directors                                              the  transfer to  the  2004 Equity  Incentive  Plan  of up  to
   NOMINEES: 01 Carl E. Berg 02 John C. Bolger 03 William A. Hasler   3,991,089  remaining shares available for grant under the 1997
   04 Lawrence B. Helzel 05 Raymond V. Marino                         Stock Option Plan; (ii)  the transfer of up to 767,000  shares subject to  outstanding  options under the  1997 Stock  Option
   [ ] Vote FOR            [ ] Vote WITHHELD                          Plan if they expire unexercised; and (iii) the approval of the
       all nominees            from all nominees                      material  terms of the  2004  Equity  Incentive  Plan and  the
       (except as marked)                                             performance goals thereunder for purposes of  Internal Revenue
                                                                      Code Section 162(m).
                                                                                   FOR         AGAINST         ABSTAIN
                                                                                   [ ]           [ ]             [ ]

   Instructions: To withhold authority to vote for any             3. Ratify the appointment of BDO Seidman, LLP as independent
   indicated nominee, write the number(s) of the nominee(s)           accountants.
   in the box provided below.                                                      FOR         AGAINST         ABSTAIN
   -------------------------------------------------                               [ ]           [ ]             [ ]

   -------------------------------------------------               4. In their discretion,  the proxies are authorized to vote upon any other business that may properly come before the meeting.

----------------------------------------------------               MARK HERE FOR
                       Name                                        ADDRESS CHANGE      [ ]
                                                                   AND NOTE AT LEFT
----------------------------------------------------
                  Street Address                                   Please sign exactly as name appears hereon.  Joint owners should each sign.  Executors,  administrators,  trustees,  guardians  or
----------------------------------------------------               other fiduciaries should give full title as such.  If signing for
  City               State    Country     Zip Code                 a corporation  or other entity,  please sign in full corporate or other entity name by a duly authorized officer.

[ ]  Please check here if you plan on attending the 2004 Annual
     Stockholders Meeting.


Signature: _____________________________    Date:__________        Signature:______________________________    Date:__________


                                                                      APPENDIX I

                          MISSION WEST PROPERTIES, INC.
                             AUDIT COMMITTEE CHARTER
                             Adopted April 28, 2004

I.   PURPOSES

     The Audit Committee (the "Committee") shall assist the Board of Directors (the "Board") of Mission West Properties, Inc. (the "Company") in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of the Company's financial reporting to any governmental or regulatory body, the public or other users thereof; (ii) the Company's systems of internal accounting and financial and disclosure controls; (iii) the qualifications, engagement, compensation, independence and performance of the Company's independent auditors, their conduct of the annual audit, and their engagement for any other services; (iv) the Company's legal and regulatory compliance; (v) the Company's codes of ethics as established by management and the Board, and (vi) the preparation of the audit committee report required by the rules of the Securities and Exchange Commission (the ("SEC") to be included in the Company's annual proxy statement.

     In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, independent auditors or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee's activities, including compensation of the Committee's counsel, independent auditors and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, independent auditors, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.  COMMITTEE MEMBERSHIP

     The Committee shall consist of three or more members of the Board, each of whom the Board has selected and determined to be "independent" in accordance with applicable rules of the SEC and the American Stock Exchange ("AMEX"). All members of the Committee shall meet the financial literacy requirements of the AMEX and at least one member shall be an "audit committee financial expert" as such term is defined under applicable SEC rules. Committee members shall serve as set forth in Article IV of the Bylaws of the Company. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee's information needs. In the event the Board does not designate a Chairman, the Committee members may appoint their own Chairman by a majority vote. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III. COMMITTEE MEETINGS

     The Committee shall meet on a regularly scheduled basis at least four times per year or more frequently as circumstances dictate. The Committee shall meet regularly with the internal auditor, if any, and the independent auditor in separate executive sessions to provide the opportunity for full and frank discussion without members of the senior management present. The Committee shall establish its own schedule. Meetings of the Committee may be held telephonically and shall conform to the requirements of the Company's Bylaws regarding matters of procedure, including, without limitation, those regarding notice and quorum.

IV.  KEY RESPONSIBILITIES

     The Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that Company management and the independent auditor have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

     The following responsibilities are set forth as a guide for fulfilling the Committee's purposes, with the understanding that the Committee's activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee's purposes or assigned by the Board from time to time:

     A.   SUPERVISE THE INDEPENDENT AUDIT

          1. appoint, evaluate (taking into account opinions of management and the internal auditors, if any, and including an evaluation of the lead audit partners(s)), compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee;

          2. review and approve the terms of the independent auditor's retention, engagement and scope of the annual audit, and pre-approve any audit-related and permitted non-audit services (including the fees and terms thereof) to be provided by the independent auditor (with pre-approvals disclosed as appropriate in the Company's periodic public filings);

          3. on an annual basis: (i) review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independent Standards Board Standard No. 1 (as modified or supplemented), actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence; and (ii) consider whether, in addition to assuring the regular rotation of the lead audit partner as required by law, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate its independent auditor;

          4. review and discuss with management, the independent auditor and the internal auditor, if any: (i) any significant findings during the year, including the status of previous audit recommendations;
               (ii) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise) or any other audit problems or difficulties encountered in the course of audit work; (iii) any restrictions on the scope of activities or access to required information; (iv) any changes required in the scope of the audit plan; (v) the audit budget and staffing; and
               (vi) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

          5. review and resolve any disagreements between management and the independent auditor concerning financial reporting, or relating to any audit report or other audit, review or attest services provided by the independent auditor;

     B.   OVERSEE INTERNAL AUDIT, INTERNAL CONTROLS AND RISK MANAGEMENT

          6.   review and discuss with management and the  independent  auditor:
               (i) the adequacy of the Company's internal and disclosure controls and procedures, (including computerized information system disclosure controls and security), including whether such controls and procedures are designed to provide reasonable assurance that transactions entered into by the Company are properly authorized, assets are safeguarded from unauthorized or improper use, and transactions by the Company are properly recorded and reported; (ii) any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and
               (iv) related findings and recommendations of management together with the independent auditor's attestation report.

          7. review and discuss with management and the independent auditor any significant risks or exposures and assess the steps management has taken to minimize such risks; and discuss with management and the independent auditor, and oversee the Company's underlying policies with respect to risk assessment and risk management;

          8. establish and oversee procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

          9. review and recommend the appointment, reassignment, replacement, compensation or dismissal of the Chief Financial Officer, the Controller and head of internal audit, if any;

          10. receive regular reports from the internal auditor, if any, and consult with management about any changes with such personnel and their performance evaluations and compensation;

     C.   OVERSEE FINANCIAL REPORTING

          11.  review and discuss with management and the  independent  auditor;
               (i) all critical accounting policies and practices used by the Company; (ii) any significant changes in Company accounting policies; (iii) any material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm; and (iv) any accounting and financial reporting proposals that may have a significant impact on the Company's financial reports;

          12. inquire as to the independent auditor's view of the accounting treatment related to significant new transactions or other significant matters or events not in the ordinary course of business;

          13. review and discuss with the independent auditor the matters required to be discussed with the independent auditor by: (i) Statement of Auditing Standards No. 61, including the auditor's responsibility under generally accepted auditing standards, the significant accounting policies used by the Company, accounting estimates used by the Company and the process used by management in formulating them, any consultation with other accountants and any major issues discussed with management prior to its retention; (ii) Statement of Auditing Standards No. 90, including whether Company accounting principles as applied are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices; and (iii) Statement of Auditing Standards No. 100, including the review of the interim financial information of the Company and any material modifications that need to be made to the interim financial information for it to conform with GAAP;

          14. review and discuss with management and the independent auditor any material financial or non-financial arrangements that do not appear on the financial statements of the Company;

          15. review and discuss with independent auditor: (i) any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company or any other material written communications between the accounting firm and management, such as any management letter or schedule of "unadjusted differences;"

          16. review the Company financial statements, including: (i) prior to public release, review and discuss with management and the independent auditor the Company's annual and quarterly financial statements to be filed with the SEC (including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any certifications regarding the financial statements or the Company's internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company's senior executive and financial officers); and
               (ii) with respect to the independent auditor's annual audit report and certification, before release of the annual audited financial statements, meet with the independent auditor without any management member present to discuss the adequacy of the Company's system of internal accounting and financial controls, the appropriateness of the accounting principles used to and judgments made in the preparation of the Company's audited financial statements, and the quality of the Company's financial reports; (iii) meet separately, periodically, with management, internal auditors (or other personnel responsible for the internal audit function) and the independent auditor; (iv) recommend to the Board whether or include the audited annual financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC; and (v) prior to submission to any governmental authority of any financial statements of the Company that differ from the financial statements filed by the Company with the SEC, reviewing such financial statements and any report, certification or opinion thereon provided by the independent auditor;

          17. at least annually, review a report by the independent auditor describing: (i) the firm's internal quality-control procedures;
               (ii) any material issues raised by the most recent internal quality-control review of the firm, or by any review, inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company (to be set out in formal written statement);

          18. discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance (including non-GAAP financial measures) provided to analysts and to rating agencies, if applicable;

     D.   OVERSEE LEGAL AND ETHICAL COMPLIANCE

          19. review periodically: (i) legal and regulatory matters that may have a material impact on the Company's financial statement; and
               (ii) the scope and effectiveness of compliance policies and programs;

          20. review at least annually with management and the Board of Directors compliance with, the adequacy of, and any requests for waivers under, the Company's code(s) of business conduct and ethics (including codes that apply to all employees as well as those applicable to directors, senior officers and financial officers and the Company's policies and procedures concerning trading in Company securities and use in trading of proprietary or confidential information);

          21. review and address conflicts of interest of directors and executive officers;

          22. review, discuss with management and the independent auditor, and approve any transactions or courses of dealing with related parties (e.g., including significant shareholders of the Company, directors, corporate officers or other members of senior management or their family members) that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties;

     E.   REPORT AND EVALUATE

          23. oversee the preparation and approve all reports required by the Committee, including the report for inclusion in the Company's annual proxy statement, stating whether the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters required to be discussed by SAS Nos. 61 and 90; (iii) has received the written disclosure and letter from the independent auditors (describing their relationships with the Company) and has discussed with them their independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company's Annual Report on Form 10-K for filing with the SEC;

          24.  review and reassess the  adequacy of this Charter  annually,  and
               recommend  to  the  Board   amendments  as  the  Committee  deems
               appropriate; and

          25. report regularly to the Board on Committee findings and recommendations (including on any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function) and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

                                                                     APPENDIX II


                          MISSION WEST PROPERTIES, INC.
                           2004 EQUITY INCENTIVE PLAN

     1. PURPOSES OF THE PLAN. The purposes of this 2004 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business.

     2. DEFINITIONS. As used herein, and in any Option or Award granted hereunder, the following definitions shall apply:

          (a) "AWARD" shall mean any grant or sale pursuant to the Plan, Dividend Equivalent Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.

          (b) "AWARD AGREEMENT" shall mean an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

          (c) "BOARD" shall mean the Board of Directors of the Company.

          (d) "CODE" shall mean the Internal  Revenue Code of 1986,  as amended.

          (e) "COMMON STOCK" shall mean the Common Stock $0.001, par value per share, of the Company.

          (f) "COMPANY" shall mean Mission West Properties, Inc., a Maryland corporation.

          (g) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the full Board.

          (h) "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

          (i) "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of service as an Employee or Director by the Company or any Subsidiary. Continuous Service shall not be considered interrupted during any period of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.

          (j) "COVERED EMPLOYEE" shall mean any individual whose compensation is subject to the limitations on tax deductibility provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option or Award has been granted to such individual.

          (k) "DIRECTOR" shall mean a director of the Company.

          (l) "DIVIDEND EQUIVALENT RIGHT" shall mean any Award granted pursuant to Section 17 of the Plan.

          (m) "EFFECTIVE DATE" shall mean the date on which the Plan is initially approved by the stockholders of the Company in accordance with
     Section 24 of the Plan.

          (n) "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

          (o) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (p) "FAIR MARKET VALUE" shall mean the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the American Stock Exchange ("AMEX") (or on any other national securities exchange or other established market on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

          (q) "INCENTIVE STOCK OPTION" shall mean any option granted under the Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the Treasury Regulations promulgated thereunder.

          (r) "NON-EMPLOYEE DIRECTOR" shall mean a director of the Company who qualifies as a Non-Employee Director as such term is defined in Section 240.16b-3(b)(3) of the General Rules and Regulations promulgated under the Exchange Act (the "General Rules and Regulations").

          (s) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

          (t) "OPTION" shall mean a stock option granted pursuant to the Plan.

          (u) "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

          (v) "OPTIONED SHARES" shall mean the Common Stock subject to an Option.

          (w) "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

          (x) "OTHER  STOCK-BASED  AWARD"  means any Award  granted  pursuant to
     Section 18 of the Plan.

          (y) "OUTSIDE DIRECTOR" shall mean a current director of the Company who qualifies as an Outside Director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

          (z) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

          (aa) "PARTICIPANT" shall mean any holder of an outstanding Award under the Plan.

          (bb) "PERFORMANCE CRITERIA" shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, revenue growth, operating earnings, funds from operations, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, Common Stock price growth, stockholder returns, earnings per share, price per share of Common Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

          (cc) "PERFORMANCE GOALS" shall mean, for a Performance Period, the written goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.

          (dd) "PERFORMANCE PERIOD" shall mean the one or more periods, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

          (ee) "PERFORMANCE UNIT" shall mean a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

          (ff) "PLAN" shall mean this 2004 Equity Incentive Plan.

          (gg) "QUALIFIED PERFORMANCE-BASED AWARDS" shall mean Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

          (hh) "RESTRICTED STOCK" shall mean a grant or sale of shares of Common Stock to a Participant is subject to a Risk of Forfeiture.


          (ii) "RESTRICTED STOCK UNITS" shall mean rights to receive shares of Common Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

          (jj) "RESTRICTION PERIOD" shall mean the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

          (kk) "RISK OF FORFEITURE" shall mean a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

          (ll) "SECTION 162(M)" shall mean Section 162(m) of the Code.

          (mm) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          (nn) "SHARE" shall mean a share of the Common Stock subject to an Option or Award, as adjusted in accordance with Section 19 of the Plan.

          (oo) "STOCK GRANT" means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

          (pp) "SUBSIDIARY" shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 19 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Three Million Nine Hundred Ninety-One Thousand Eighty-Nine (3,991,089) Shares. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award is forfeited by the Participant, the Shares not purchased by the Optionee or Participant or which are forfeited by the Participant shall again be available for Options and Awards to be granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Common Stock. Shares issued pursuant to Options and Awards granted under the Plan and later repurchased by the Company pursuant to any repurchase right (other than the repurchase of shares that have not vested and are subject to forfeiture prior to vesting) that the Company may have shall not be available for future grant of Options and Awards under the Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Options and Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Option and Award to be granted by the Company under the Plan, including the Employee, Consultant or Director to receive the Option or Award and the form of Option or Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Employees, Consultants, and Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements and Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Option or Award made pursuant to hereto.

     5. Eligibility.

          (a) ELIGIBLE PERSONS. Options and Awards under the Plan may be granted only to Employees, Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary, provided such Subsidiary is a corporation. An Employee who has been granted an Option or Award, if he or she is otherwise eligible, may be granted one or more additional Options and Awards. However, the aggregate Fair Market Value of the Shares subject to one or more Incentive Stock Options that are exercisable for the first time by an Optionee during any calendar year
     (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date). In addition, the maximum number of Shares with respect to which Options may be granted during any calendar year to any Employee shall not exceed Five Hundred Thousand (500,000) Shares, which number shall be subject to adjustment pursuant to Section 19 of the Plan.

          (b) GRANTS TO NON-EMPLOYEE DIRECTORS. The provisions set forth in this
     Section 5(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

               (i)  No  person  shall  have  any   discretion  to  select  which
          Non-Employee Directors shall be granted Options; provided that the Board may establish by resolution the number of shares subject to Options or Awards that may be granted to each Non-Employee Director for each year in which he or she serves on the Board, if such Options or Awards do not represent the right to acquire more than Fifty Thousand (50,000) Shares per year, (or the equivalent number of Shares potentially represented by the Award); and provided further that a disinterested majority of the Board may authorize additional shares or other Awards to any director serving as a Committee Chair or providing other extraordinary service to the Board.

               (ii) Beginning on the Effective Date, each Non-Employee Director who first becomes a Non-Employee Director after the Effective Date shall be automatically granted an Option to purchase Fifty Thousand (50,000) Shares, decreased or increased as provided in Section 19 of the Plan, upon becoming a Non-Employee Director.

               (iii) The terms of an Option granted pursuant to Section 5(b)(ii) shall be as follows:

                    (A) the term of the Option shall be six years;

                    (B) except as  otherwise  provided in Section 9 of the Plan, the Option shall be exercisable only while the Non-Employee Director remains a director;

                    (C) the  exercise  price per share of Common  Stock shall be
               100% of Fair Market Value on the date of grant of the Option;

                    (D) the Option  shall  become  exercisable  in  installments cumulatively with respect to 1/48 of the Optioned Shares on the first day of each month following the date of grant; provided, however, that in no event shall any Option be exercisable prior to obtaining stockholder approval of the Plan.

               (iv) In the event that any automatic Option grant to a Director as provided in this Section 5(b) would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the total number of authorized Shares then available under the Plan, the remaining Shares available for Option grant shall be granted under Options to the Non-Employee Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

          (c) No Right to Continuing Employment Consulting or Director Relationship. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or Participant any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or Participant or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board and its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 24 of the Plan). It shall continue in effect for a term of ten years unless sooner terminated pursuant to Section 21 of the Plan.

     7. TERM OF OPTION OR AWARD. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be six years from the date of grant. The term of the Option shall be set forth in the Option Agreement. In any event, no Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted, and provided further that no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five years from the date such Option is granted. Awards granted under the Plan shall have the term specified in the grant as authorized by the Committee and will not expire solely by reason of the termination of the Plan.

     8. OPTION PRICE AND CONSIDERATION.

          (a) OPTION PRICE. Except as provided in subsections (b) and (c) below, the Option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee.

          (b) INCENTIVE STOCK OPTIONS. The price at which shares are granted under each Incentive Stock Option shall be not less than 100% of Fair Market Value at the date such Option is granted. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the Fair Market Value of such Shares on the date of grant.

          (c) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check, cashier's check, certified check, or wire transfer, unless payment in some other manner, including by promissory note, other shares of the Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under the Maryland General Corporation Law. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     9. EXERCISE OF OPTION.

          (a) VESTING PERIOD. Any Option granted hereunder to any person other than an Option granted to an Outside Director pursuant to Section 5(b)(ii) of the Plan shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to 20% of the Optioned Shares on each anniversary of the date of the grant of the Option until all of the Optioned Shares have vested, subject to the Optionee's Continuous Service. An Option may not be exercised for fractional shares or for less than ten Shares.

          (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. In lieu of delivery of a cash payment for the purchase price of the Optioned Shares with respect to which the Option is exercised, the Optionee may deliver to the Company a sell order to a broker for the Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Shares being purchased on or before the settlement date for the sale of such shares to the broker. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 19 of the Plan.

          (c) EXERCISE OF OPTION WITH STOCK. If an Optionee is permitted to exercise an Option by delivering shares of the Company's Common Stock, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a Fair Market Value equal to the Option price; or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any exercise of an Option pursuant to this Section 9(c) by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall comply with the relevant requirements of Section 240.16b-1 et. seq. of the General Rules and Regulations.

          (d) TERMINATION OF STATUS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Except as provided otherwise in the applicable Option Agreement approved by the Committee or an executive officer to whom the Committee has delegated authority pursuant to Section 4, if an Optionee shall cease to be an Employee, Director or Consultant for any reason other than permanent and total disability or death, he or she may, but only within 30 days (or such other period of time as is determined by the Committee) after the date he or she ceases to be an Employee, Director or Consultant, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

          (e) DISABILITY OF OPTIONEE. If an Optionee shall cease to be an Employee, Director or Consultant due to permanent and total disability, and such Optionee is, or was within the 90-day period prior to such termination, an Employee, Director or Consultant and who was in Continuous Service as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within six months following the date of termination, but only to the extent of the accrued right to exercise at the time of termination, subject to the condition that no option shall be exercised after the expiration of the Option period.

          (f) DEATH OF OPTIONEE. In the event of the death during the Option period of an Optionee who is at the time of his or her death, or was within the 90-day period immediately prior thereto, an Employee, Non-Employee Director or Consultant and who was in Continuous Service as such from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within six months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

     10. TAX WITHHOLDING. Whenever Shares are issued or to be issued pursuant to Options or Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Option or Award. However, in such cases the Optionee or Participant may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold Shares to satisfy his or her obligations. The Optionee or Participant may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Optionee or Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

     11. TRANSFERABILITY OF OPTIONS AND AWARDS. Except as otherwise provided in this Section 11, Options and Awards shall not be transferable, and no Option or Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of the Optionee's or Participant's rights in any Option or Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option or an Award provide that such Option or Award may be transferred by the recipient through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees:

          (a) any "family member," which includes any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee);

          (b) a trust in which family members have more than 50 percent of the beneficial interests;

          (c) a foundation in which "family members" (or the Optionee or Participant) controls the management of assets; and

          (d) any other entity in which "family members" (or the Optionee or Participant) owns more than 50 percent of the voting interests.

provided, that (x) any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Option Agreement or Award Agreement pursuant to which such Options or Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 11; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 11. Following transfer, any such Options or Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term thereof specified under the Plan or in the Option Agreement or Award Agreement shall continue to be applied with respect to the original Optionee or Participant, following which any Options or Awards shall be exercisable by the transferee only to the extent, and for the periods specified in the Option Agreement or Award Agreement, as applicable.

     12. RESTRICTED STOCK.

          (a) PURCHASE PRICE. Awards of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b) ISSUANCE OF CERTIFICATES. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

          The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Mission West Properties, Inc. 2004 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Mission West Properties, Inc. Copies of such Plan and Agreement are on file in the offices of Mission West Properties, Inc.

          (c) ESCROW OF SHARES. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d) RESTRICTIONS AND RESTRICTION PERIOD. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Subsidiary performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e) RIGHTS PENDING LAPSE OF RISK OF FORFEITURE OR FORFEITURE OF AWARD. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 of the Plan.

          (f) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

     13. RESTRICTED STOCK UNITS.

          (a) CHARACTER. Each Restricted Stock Unit shall entitle the recipient to a share of Common Stock at the close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Subsidiary performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b) FORM AND TIMING OF PAYMENT. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Shares referenced in grants of
     Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Shares shall have been earned. Unless the

     Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings, provided that, if the Committee awards a Dividend Equivalent Right in conjunction with the Restricted Stock Units, the terms of such Right shall determine the treatment of dividends declared with respect to such underlying Shares.

     14. PERFORMANCE UNITS.

          (a) CHARACTER. Each Performance Unit shall entitle the recipient to the value of a specified number of Shares, over the initial value for such number of Shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

          (b) EARNING OF PERFORMANCE UNITS. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

          (c) FORM AND TIMING OF PAYMENT. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, and unless the Participant has received a Dividend Equivalent Right in conjunction with such Performance Units, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

     15. STOCK GRANTS. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Subsidiaries, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

     16. QUALIFIED PERFORMANCE-BASED AWARDS.

          (a) PURPOSE. The purpose of this Section 16 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 16 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 16 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to "performance-based compensation."

          (b) AUTHORITY. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as "Outside Directors" within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (c) APPLICABILITY. This Section 16 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 16.

          (d)    discretion    of   committee    with   respect   to   qualified
     performance-based awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 16(a), except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Fair Market Value of the Common Stock on the date of grant. With regard to Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified

     Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

          (e) PAYMENT OF QUALIFIED PERFORMANCE-BASED AWARDS. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

          (f) MAXIMUM AWARD PAYABLE. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of Shares set forth in Section 3 of the Plan, or if the Qualified Performance-Based Award is paid in cash, that number of Shares multiplied by the Fair Market Value of the Common Stock as of the date the Qualified Performance-Based Award is granted.

          (g) LIMITATION ON ADJUSTMENTS FOR CERTAIN EVENTS. No adjustment of any Qualified Performance-Based Award pursuant to Section 19 shall be made except on such basis, if any, as will not cause such Option or Award to provide other than "performance-based compensation" within the meaning of
     Section 162(m) of the Code.

     17. DIVIDEND EQUIVALENT RIGHTS.

          (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

          (b) INTEREST EQUIVALENTS. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment.
     Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

          (c) TERMINATION. Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 19 of the Plan, in writing after the Award agreement is issued, a Participant's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the termination of the Participant's Continuous Service with the Company and its Subsidiaries for any reason.

     18. OTHER STOCK-BASED AWARDS.

          (a) NATURE OF OTHER STOCK-BASED AWARDs. An Other Stock-Based Award includes other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock, including without limitation, convertible preferred stock, convertible debentures, exchangeable securities such as units of limited partnership interest in any operating partnership which is a Subsidiary, and Awards valued by reference to book value or Subsidiary performance. An Other Stock-Based Award may be granted to any Participant standing alone, in conjunction with, or in addition to Options, or other Awards granted under the Plan and/or cash awards made outside of the Plan. The grant of an Other Stock-Based Award may be subject to such restrictions and conditions as the Committee may determine at the time of grant, including conditions based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of an Other Stock-Based Award is contingent on the Participant executing the Award Agreement. The terms and conditions of each such Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and Participants.

          (b) RIGHTS AS A STOCKHOLDER. Until such time as an Other Stock-Based Award is actually paid out in Shares, a Participant shall have no rights as a stockholder.

          (c) TERMINATION. Except as may otherwise be provided by the Committee in the Award Agreement or, subject to Section 19 of the Plan, or in writing after the Award agreement is issued, a Participant's right in his or her Other Stock-Based Awards that have not vested shall automatically terminate upon the termination of Participant's Continuous Service with the Company and its Subsidiaries for any reason.

     19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option or Award (determined on an as converted or as exercised basis), and the per share exercise price of each such Option or Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Award.

     The Committee may, if it so determines in the exercise of its sole discretion, also make provision for proportionately adjusting the number or class of securities covered by any Option or Award, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of its outstanding shares of Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options and Awards granted under the Plan shall terminate and thereupon become null and void. Upon any merger or consolidation, if the Company is not the surviving corporation, or if the Company is the surviving corporation in a "triangular merger" transaction of a type described in Section 368(a)(2)(D) or (a)(2)(E) of the Code (without regard to whether the transaction actually constitutes a tax-free reorganization), the Options and Awards granted under the Plan shall either be assumed by the new entity or its parent corporation, or shall terminate in accordance with the provisions of the preceding sentence; provided that, if as a result of (i) such merger or consolidation, (ii) a sale of assets transaction, or (iii) pursuant to a tender or exchange offer made directly to the Company's shareholders, securities possessing more than 50% of the total combined voting power of the Company's outstanding voting securities are acquired from the Company or other shareholders by one or more persons who in the aggregate held, directly or indirectly, less than 50% of such voting power immediately prior to such transaction or offer, all Options and Awards held by Non-Employee Directors that are not already exercisable in full shall vest and become exercisable in full prior to the termination of such Options or Awards pursuant to this paragraph, and the Non-Employee Directors shall have not less than 10 days in which to exercise such Options and Awards in full prior to the consummation of the transaction or expiration of the tender or exchange offer acceptance period.

     20. TIME OF GRANTING OPTIONS AND AWARDS. Unless otherwise specified by the Committee, the date of grant of an Option or Award under the Plan shall be the date on which the Committee (or executive officer to whom the Committee has delegated its authority under Section 4 of the Plan) makes the determination granting such Option or Award. Notice of the determination shall be given to each Optionee or Participant to whom an Option or Award is so granted within a reasonable time after the date of such grant.

     21. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the stockholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of employees eligible to receive Options or Awards or add any material benefit to Optionees and Awards under the Plan (as the phrase "material benefit" shall be defined or interpreted from time to time under the AMEX Listing Standards, Policies and Requirements or the rules of any other stock exchange or publicly traded market on which shares of Common Stock are then listed ("Applicable Exchange Requirements")). Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. The modification or addition of a material term of the Plan (as determined under the Applicable Exchange Requirements or Section 162(m) of the Code and any applicable Treasury Regulations promulgated thereunder) also shall be approved by the stockholders in the manner provided in Section 24 of the Plan.

     22. CONDITIONS UPON ISSUANCE of Shares. Shares shall not be issued with respect to an Option or Award granted under the Plan unless the exercise of such Option or Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the General Rules and Regulations, and the Applicable Exchange Requirements upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option or Award, the Company may require the person exercising such Option or Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     23. RESERVATION OF SHARES. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     24. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the Plan is adopted. Any amendments to the Plan requiring stockholder approval must be approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock present or represented and entitled to vote at a duly held meeting at which a quorum is present, or by the written consent of the stockholders in the manner provided by the Maryland General Corporation Law.